UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21619

Nuveen S&P 500 Buy-Write Income Fund

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices)  (Zip code)

Gifford R. Zimmerman

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code:   (312) 917-7700

Date of fiscal year end:   December 31

Date of reporting period:   June 30, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

30 June 2019

Nuveen

Closed-End Funds

BXMX	Nuveen S&P 500 Buy-Write Income Fund
DIAX	Nuveen Dow 30SM Dynamic Overwrite Fund
SPXX	Nuveen S&P 500 Dynamic Overwrite Fund
QQQX	Nuveen Nasdaq 100 Dynamic Overwrite Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.

You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, (i) by calling 800-257-8787 and selecting option #2 or (ii) by logging into your Investor Center account at www.computershare.com/investor and clicking on “Communication Preferences.” Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.

Semiannual Report

IMPORTANT DISTRIBUTION NOTICE

for Shareholders of the Nuveen S&P 500 Buy-Write Income Fund (BXMX), Nuveen DowSM Dynamic Overwrite Fund (DIAX), Nuveen S&P 500 Dynamic Overwrite Fund (SPXX) and Nuveen Nasdaq 100 Dynamic Overwrite Fund (QQQX)

Semiannual Shareholder Report for the period ending June 30, 2019

The Nuveen S&P 500 Buy-Write Income Fund, Nuveen DowSM Dynamic Overwrite Fund, Nuveen S&P 500 Dynamic Overwrite Fund and Nuveen Nasdaq 100 Dynamic Overwrite Fund seeks to offer attractive cash flow to its shareholders, by converting the expected long-term total return potential of the Funds’ portfolio of investments into regular quarterly distributions. Following is a discussion of the Managed Distribution Policy the Fund use to achieve this.

Each Fund pays quarterly common share distributions that seek to convert the Funds’ expected long-term total return potential into regular cash flow. As a result, the Funds’ regular common share distributions (presently $0.2325, $0.2950, $0.2650 and $0.3900 per share, respectively) may be derived from a variety of sources, including:

•	net investment income consisting of regular interest and dividends,

•	realized capital gains or,

•	possibly, returns of capital representing in certain cases unrealized capital appreciation.

Such distributions are sometimes referred to as “managed distributions.” Each Fund seeks to establish a distribution rate that roughly corresponds to the Adviser’s projections of the total return that could reasonably be expected to be generated by each Fund over an extended period of time. The Adviser may consider many factors when making such projections, including, but not limited to, long-term historical returns for the asset classes in which each Fund invests. As portfolio and market conditions change, the distribution amount and distribution rate on the Common Shares under the Funds’ Managed Distribution Policy could change.

When it pays a distribution, each Fund provides holders of its Common Shares a notice of the estimated sources of the Funds’ distributions (i.e., what percentage of the distributions is estimated to constitute ordinary income, short-term capital gains, long-term capital gains, and/or a non-taxable return of capital) on a year-to-date basis. It does this by posting the notice on its website (www.nuveen.com/cef), and by sending it in written form.

You should not draw any conclusions about the Funds’ investment performance from the amount of this distribution or from the terms of the Funds’ Managed Distribution Policy. The Funds’ actual financial performance will likely vary from month-to-month and from year-to-year, and there may be extended periods when the distribution rate will exceed the Funds’ actual total returns. The Managed Distribution Policy provides that the Board may amend or terminate the Policy at any time without prior notice to Fund shareholders. There are presently no reasonably foreseeable circumstances that might cause each Fund to terminate its Managed Distribution Policy.

Chairman’s Letter to Shareholders

Dear Shareholders,

The worries weighing on markets at the end of 2018 appeared to dissipate in early 2019 as positive economic and corporate earnings news, more dovish signals from central banks and trade progress boosted investor confidence. However, political noise and trade disputes continue to drive short-term market volatility and weigh on longer-term outlooks. Investors are concerned that increased tariffs and a protracted stalemate between the U.S. and its trading partners could dampen business and consumer sentiment, weakening spending and potentially impacting the global economy. Acknowledging similar concerns, the U.S. Federal Reserve recently lowered its benchmark interest rate 0.25% for the first time in a decade and will stop reducing its bond portfolio sooner than planned to help stimulate the U.S. economy. As the current U.S. economic expansion has reached the 10-year mark this summer, it’s important to note that economic expansions don’t die of old age, but mature economic cycles can be more vulnerable to an exogenous shock.

Until a clearer picture on trade emerges, more bouts of market turbulence are likely in the meantime. While the downside risks warrant careful monitoring, we believe the likelihood of a near-term recession remains low. Global economic growth is moderating but still expanding, with demand driven by the historically low unemployment in the U.S., Japan and across Europe. Some central banks have begun to adjust monetary policy to help sustain growth and others continue to emphasize their readiness to act, while China’s authorities remain committed to keeping economic growth rates steady with fiscal and monetary policy.

The opportunity set may be narrower, but we believe there is still scope for gains in this environment. Patience and maintaining perspective can help you weather periodic market volatility. We encourage you to work with your financial advisor to assess short-term market movements in the context of your time horizon, risk tolerance and investment goals. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Terence J. Toth

Chairman of the Board

August 23, 2019

Portfolio Managers’ Comments

Nuveen S&P 500 Buy-Write Income Fund (BXMX)

Nuveen Dow 30SM Dynamic Overwrite Fund (DIAX)

Nuveen S&P 500 Dynamic Overwrite Fund (SPXX)

Nuveen Nasdaq 100 Dynamic Overwrite Fund (QQQX)

The Nuveen S&P 500 Buy-Write Income Fund (BXMX) features portfolio management by Gateway Investment Advisers, LLC (Gateway). Kenneth H. Toft, Michael T. Buckius and Daniel M. Ashcraft are portfolio managers. Nuveen Dow 30SM Dynamic Overwrite Fund (DIAX), Nuveen S&P 500 Dynamic Overwrite Fund (SPXX) and Nuveen Nasdaq 100 Dynamic Overwrite Fund (QQQX) feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen, LLC. David A. Friar and Jody I. Hrazanek serve as portfolio managers for the Funds.

Here the portfolio managers discuss their management strategies and the performance of the Funds for the six-month reporting period ended June 30, 2019.

What key strategies were used to manage the Funds during six-month reporting period ended June 30, 2019?

BXMX

The Nuveen S&P 500 Buy-Write Income Fund (BXMX or the Fund) seeks attractive total return with less volatility than the S&P 500®. During the six-month reporting period ended June 30, 2019, the Fund invested in an equity portfolio which sought to track the price movements of the S&P 500® and wrote (sold) listed index call options on approximately 100% of the notional value of its stock portfolio. The cash premium generated by the index call options is intended to supplement the dividend yield on the underlying stock portfolio to support the Fund’s distribution policy and to provide the potential for growth in value during rising markets and/or risk mitigation in the event of a market decline.

The writing of index call options on a broad equity index, while investing in a portfolio of equities, has the potential to enhance the BXMX’s risk-adjusted returns while exposing the Fund to less risk than unhedged equity investments. Hedging the equity portfolio with index call options may limit the Fund’s participation in market advances in exchange for the cash premium received for the written index call options. In addition, market declines are typically buffered by the amount of the cash premium received. In flat or declining markets, BXMX’s call option premium can potentially enhance total return relative to the S&P 500®. In rising markets, the call options may reduce the Fund’s total return relative to the S&P 500®.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)

DIAX

DIAX seeks attractive total return with less volatility than the Dow Jones Industrial Average (DJIA). NAM varies the level of call option overwrite within a range of approximately 35% to 75%, with a long-run target of 55% overwrite. NAM uses its proprietary view of the market’s return and volatility profile to dynamically adjust the overwrite percentage and other factors. Generally, if NAM expects the equity market to appreciate, the overwrite percentage will be reduced to offer more potential upside capture. Likewise, if NAM expects equity markets to be flat or to decline, the overwrite percentage may be increased, thus managing the Fund to potentially receive additional cash flow from higher sales of call options. This dynamic option overwrite approach offers potential for greater equity market upside capture than the full overwrite approach, while still offering a measure of downside risk management. The Fund currently expects to carry out its principal investment strategy by emphasizing options on broad-based indexes, individual stocks in the DJIA, and options on custom baskets of stocks in addition to ETFs. The Fund also has the opportunity to utilize call spread strategies and sell put options on a portion of the underlying equity portfolio.

SPXX

SPXX seeks attractive total return with less volatility than the S&P 500®. NAM varies the level of option overwrite within a range of approximately 35% to 75% overwrite, with a long-run target of 55% overwrite. NAM uses its proprietary view of the market’s return and volatility profile to dynamically adjust the overwrite percentage and other factors.

Generally, if NAM expects the equity market to appreciate, the overwrite percentage will be reduced to offer more potential upside capture. Likewise, if NAM expects equity markets to be flat or to decline, the overwrite percentage may be increased, thus managing the Fund to potentially receive additional cash flow from higher sales of call options. This dynamic option overwrite approach offers potential for greater equity market upside capture than the full overwrite approach, while still offering a measure of downside risk management. The Fund currently expects to emphasize index call options on the S&P 500® and can also employ an expanded range of options including index options on other broad-based indexes and options on custom baskets of stocks in addition to single name options. The Fund also has the opportunity to utilize call spread strategies and sell put options on a portion of the underlying equity portfolio.

QQQX

QQQX seeks attractive total return with less volatility than the NASDAQ-100 Index. NAM varies the level of call option overwrite within a range of approximately 35% to 75% overwrite, with a long-run target of 55% overwrite. NAM uses its proprietary view of the market’s return and volatility profile to dynamically adjust the overwrite percentage and other factors. Generally, if NAM expects the equity market to appreciate, the overwrite percentage will be reduced to offer more potential upside capture. Likewise, if NAM expects equity markets to be flat or to decline, the overwrite percentage may be increased, thus managing the Fund to potentially receive additional cash flow from higher sales of call options. This dynamic option overwrite approach offers potential for greater equity market upside capture than the full overwrite approach, while still offering a measure of downside risk management. The Fund, in carrying out its principal options strategy, expects to primarily write index call options on the Nasdaq-100 Index and other broad-based indexes and can also write call options on a variety of other equity market indexes and options on custom baskets of stocks in addition to single name options. The Fund also has the opportunity to utilize call spread strategies and sell put options on a portion of the underlying equity portfolio.

How did the Funds perform during this six-month reporting period ended June 30, 2019?

The tables in the Performance Overview and Holding Summaries section of this report provide total return for the six-month, one-year, five-year and ten-year periods ended June 30, 2019. Each Fund’s total returns at net asset value (NAV) are compared with the performance of its corresponding market index and, as available, a secondary custom blended benchmark.

For the six-month reporting period ended June 30, 2019, BXMX’s shares at NAV underperformed the Cboe S&P 500® BuyWrite Index (BXMSM) its primary index and the S&P 500®. DIAX underperformed the Dow Jones Industrial Average and its secondary index, which is a blend of 55% Cboe DJIA BuyWrite Index (BXDSM) and 45% Dow Jones Industrial Average. SPXX underperformed the S&P 500® and its secondary index, which is a blend of 55% the Cboe S&P 500® BuyWrite Index (BXMSM) and 45% the S&P 500®. QQQX underperformed the NASDAQ-100 Index and its secondary index, which is a blend of 55% Cboe Nasdaq 100 BuyWrite Index (BXNSM) and 45% Nasdaq-100 Index.

BXMX

The Fund invests in a diversified stock portfolio designed to support its index option-based risk management strategy as efficiently as possible while seeking to enhance the Fund’s after-tax total return. BXMX seeks to generate returns by writing at- and near-the-money index call options against the full value of its underlying equity portfolio. The steady cash flow from call option writing is intended to be an important source of the Fund’s return, although it reduces the Fund’s ability to profit from increases in the value of its equity portfolio. The index call options written by BXMX often have similar characteristics to the single index call option present in the BXMSM at any given time. However, unlike the BXMSM, the Fund employs an active strategy that gives its management team discretion to diversify expiration dates and strike prices across a portfolio of index call options and to opportunistically pursue attractive call premiums while maintaining a relatively consistent risk profile.

The Fund’s index-tracking equity portfolio contributed to performance which enabled participation in the equity market’s above-average advance over the reporting period.

Active index call writing activity contributed positively to the Fund’s return in January 2019 as Gateway’s investment team took advantage of elevated implied volatility levels early in the month and maintained market exposure as the market advanced, resulting in outperformance of the passive, rules-based approach of the BXMSM. The active approach to index call writing also contributed positively to the Fund’s return in May 2019 when the equity market experienced a large sell-off. Additionally, index call writing generated risk-reducing cash flow throughout the reporting period.

Writing index call options limited equity market participation and generally detracted from BXMX’s return, as expected given that the market advanced at an above-average rate during a majority of the first half of 2019.

BXMX kept pace with the BXMSM, its primary benchmark, in the first quarter 2019 but trailed in the second quarter 2019. As equity markets retreated in May 2019, the investment team replaced select written index call options for contracts with lower strike prices to maintain typical market exposure as the market declined. This resulted in lower market exposure relative to the BXMSM during a brief but significant intra-month advance, resulting in BXMX’s underperformance in May 2019. Similarly, the Fund’s underperformance in June 2019 was primarily due to less market exposure than the BXMSM over the first three weeks of June. The market decline in May 2019 resulted in the BXM’sSM single written option being well out-of-the-money at the beginning of June 2019, whereas the Fund’s portfolio of written options had a lower weighted-average strike price and therefore less exposure to the equity market’s strong advance.

DIAX

DIAX seeks to dampen the beta (a measure of price volatility) of the overall portfolio by selling call options on a portion of the Fund’s underlying equity portfolio. This overwrite strategy provides incremental cash flow to the Fund and allows the portion of the Fund’s assets that are not overwritten to participate in any equity market rally. Those portions of the Fund that are overwritten have capped upside potential. The downside is buffered by the amount of cash flow premium received. Therefore, in flat or declining markets, the option premiums can enhance total returns relative to the Index. In rising markets, however, the options can hinder the Fund’s total return relative to the Index.

Portfolio Managers’ Comments (continued)

It is important to note the relationship between the market’s implied volatility that is measured by the Board Options Exchange (Cboe) Volatility Index (the “VIX”), and option writing. Implied volatility is a component of an option itself. It is the estimated volatility of an asset underlying an option. Higher implied volatilities result in higher option prices. The same can be said about the implied volatility of the market.

The market’s implied volatility, as measured by the VIX, began the reporting period around 20 then steadily declined until April 2019, but spiked again in May and June 2019. For the most part, NAM kept the Fund’s option overwrite level slightly above that of the DIAX Blended Benchmark. The option overwrite level ranged from 50% to 66%, but averaged 60% for the reporting period, above the Fund’s target average and its Blended Benchmark. During the first half of the reporting period, NAM continued to make small tactical moves, mainly selling Index options; however, during the second half of the reporting period, NAM included options on oil & gas processing exchange-traded funds (ETFs), utilities ETFs and biotechnology ETFs.

Several factors contributed to the Fund’s underperformance most significantly the Fund’s overwrite levels during the reporting period. The Fund’s option overwrite strategy, which is designed to reduce the portfolio’s return volatility and downside risk, was higher than its target and the Blended Benchmark, which detracted from performance. In addition, our small tactical moves which included selling options on oil & gas, utilities and biotech ETFs detracted from performance. Lastly, NAM utilized S&P 500® options. As the S&P 500® continued to advance during the reporting period, the level of the option’s premiums declined as well.

By keeping the overwrite level above the historical average of 55% during the reporting period, the Fund was able to buffer some of the downside when markets sold-off in late January and May 2019. Our long position in the Cboe Volatility Index (the “VIX”) also contributed to performance. Lastly, NAM utilized Russell 2000® Index options. Unlike other indices, the Russell 2000® Index had periods of flat performance throughout the reporting period. NAM was able to collect more premium income as it was a favorable environment for writing options on the Russell 2000® Index and contributed to performance.

SPXX

SPXX seeks to dampen the beta (a measure of price volatility) of the overall portfolio by selling call options on a portion of the Fund’s underlying equity portfolio. This overwrite strategy provides incremental cash flow to the Fund and allows the portion of the Fund’s assets that are not overwritten to participate in any equity market rally. Those portions of the Fund that are overwritten have capped upside potential. The downside is buffered by the amount of cash flow premium received. Therefore, in flat or declining markets, the option premiums can enhance total returns relative to the index. In rising markets, however, the options can hinder the Fund’s total return relative to the index.

It is important to note the relationship between market’s implied volatility that is measured by the Board Options Exchange (Cboe) Volatility Index (the “VIX”), and option writing. Implied volatility is a component of an option itself. It is the estimated volatility of an asset underlying an option. Higher implied volatilities result in higher option prices. The same can be said about the implied volatility of the market.

The market’s implied volatility, as measured by the VIX, began the reporting period around 20 then steadily declined until April 2019, but spiked again in May and June 2019. For the most part, NAM kept the Fund’s option overwrite level slightly above that of the SPXX Blended Benchmark. The option overwrite level ranged from 50% to 66%, but averaged 60% for the reporting period, above the Fund’s target average and its Blended Benchmark. During the first half of the reporting period, NAM continued to make small tactical moves, mainly selling Index options; however, during the second half of the reporting period, NAM included options on oil & gas processing exchange-traded funds (ETFs), utilities ETFs and biotechnology ETFs.

Several factors contributed to the Fund’s underperformance most significantly the Fund’s overwrite levels for the reporting period. The Fund’s option overwrite strategy, which is designed to reduce the portfolio’s return volatility and downside risk, was higher than its target and the Blended Benchmark, which detracted from performance. In addition, our small tactical moves which included selling options on oil & gas, utilities and biotech ETFs detracted from performance. Lastly, as the S&P 500® continued to advance during the reporting period, the level of the option’s premiums declined as well. This dynamic made the risk/reward of selling options increasingly unattractive.

By keeping the overwrite level above the historical average of 55% during the reporting period, the Fund was able to buffer some of the downside when markets sold-off in late January and May 2019. Our long position in the Cboe Volatility Index (the “VIX”) also contributed to performance. Lastly, NAM utilized Russell 2000® Index options. Unlike other indices, the Russell 2000® Index had periods of flat performance throughout the reporting period. NAM was able to collect more premium income as it was a favorable environment for writing options on the Russell 2000® Index and contributed to performance.

QQQX

QQQX seeks to dampen the beta (a measure of price volatility) of the overall portfolio by selling call options on a portion of the Fund’s underlying equity portfolio. This overwrite strategy provides incremental cash flow to the Fund and allows the portion of the Fund’s assets that are not overwritten to participate in any equity market rally. Those portions of the Fund that are overwritten have capped upside potential. The downside is buffered by the amount of cash flow premium received. Therefore, in flat or declining markets, the option premiums can enhance total returns relative to the Index. In rising markets, however, the options can hinder the Fund’s total return relative to the index.

It is important to note the relationship between market’s implied volatility that is measured by the Board Options Exchange (Cboe) Volatility Index (the “VIX”), and option writing. Implied volatility is a component of an option itself. It is the estimated volatility of an asset underlying an option. Higher implied volatilities result in higher option prices. The same can be said about the implied volatility of the market.

The market’s implied volatility, as measured by the VIX, began the reporting period around 20 then steadily declined until April 2019, but spiked again in May and June 2019. For the most part, NAM kept the Fund’s option overwrite level slightly above that of the QQQX Blended Benchmark. The option overwrite level ranged from 50% to 66%, but averaged 60% for the reporting period, above the Fund’s target average and its Blended Benchmark. During the first half of the reporting period, NAM continued to make small tactical moves, mainly selling index options, however, during the second half of the reporting period, NAM included options on oil & gas processing exchange-traded funds (ETFs), utilities ETFs and biotechnology ETFs.

Several factors contributed to the Fund’s underperformance most significantly the Fund’s overwrite levels for the reporting period. The Fund’s option overwrite strategy, which is designed to reduce the portfolio’s return volatility and downside risk, was higher than its target and the Blended Benchmark, which detracted from performance. In addition, our small tactical moves which included selling options on oil & gas, utilities and biotech ETFs detracted from performance. Lastly, as the Nasdaq 100 Index continued to advance during the reporting period, the level of the option’s premiums declined as well. This dynamic made the risk/reward of selling options increasingly unattractive.

By keeping the overwrite level above the historical average of 55% during the reporting period, the Fund was able to buffer some of the downside when markets sold-off in late January and May 2019. Our long position in the Cboe Volatility Index (the “VIX”) also contributed to performance. Lastly, NAM utilized Russell 2000® Index options. Unlike other indexes, the Russell 2000® Index had periods of flat performance throughout the reporting period. NAM was able to collect more premium income as it was a favorable environment for writing options on the Russell 2000® Index and contributed to performance.

Common Share Information

DISTRIBUTION INFORMATION

The following 19(a) Notice presents the Funds’ most current distribution information as of May 31, 2019 as required by certain exempted regulatory relief the Funds have received.

Because the ultimate tax character of your distributions depends on the Funds’ performance for its entire fiscal year (which is the calendar year for the Funds) as well as certain fiscal year-end (FYE) tax adjustments, estimated distribution source information you receive with each distribution may differ from the tax information reported to you on your Funds’ IRS Form 1099 statement.

DISTRIBUTION INFORMATION – AS OF MAY 31, 2019

This notice provides shareholders with information regarding fund distributions, as required by current securities laws. You should not draw any conclusions about the Funds’ investment performance from the amount of this distribution or from the terms of the Funds’ Managed Distribution Policy.

Each Fund may in certain periods distribute more than its income and net realized capital gains, and the Funds currently estimate that they have done so for the fiscal year-to-date period. In such instances, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Funds’ investment performance. For example, if a Fund generates a positive total return during a reporting period that is commensurate with its distribution rate, and realizes net gains by selling portfolio securities, a substantial portion of its distribution will likely be characterized as capital gains; but if the Fund generated such commensurate returns but instead did not realize net gains by selling portfolio securities during that period, then a substantial portion of its distributions in most cases would largely be characterized as a “return of capital”, despite the fact that the distributions were commensurate with those positive returns. Neither a capital gain distribution nor a return of capital distribution should be confused with “yield” or “income.”

The amounts and sources of distributions set forth below are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Funds’ investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. Each Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes. More details about the Funds’ distributions and the basis for these estimates are available on www.nuveen.com/cef.

The following table provides estimates of the Funds’ distribution sources, reflecting year-to-date cumulative experience through the latest month-end. Each Fund attributes these estimates equally to each regular distribution throughout the year. Consequently, the estimated information shown below is for the current distribution, and also represents an updated estimate for all prior months in the year.

Data as of May 31, 2019

			Estimated Per Share Sources of Distribution[1]				Estimated Percentage of the Distribution[1]
Fund	Inception Date	Per Share Distribution	Net Investment Income	Long-Term Gains	Short-Term Gains	Return of Capital	Net Investment Income	Long-Term Gains	Short-Term Gains	Return of Capital
BXMX (FYE 12/31)	10/2004
Current Quarter		$0.2325	$0.0396	$—	$—	$0.1929	17.0%	0.0%	0.0%	83.0%
Fiscal YTD		$0.4650	$0.0791	$—	$—	$0.3859	17.0%	0.0%	0.0%	83.0%
DIAX (FYE 12/31)	04/2005
Current Quarter		$0.2950	$0.0758	$—	$—	$0.2192	25.7%	0.0%	0.0%	74.3%
Fiscal YTD		$0.5900	$0.1516	$—	$—	$0.4384	25.7%	0.0%	0.0%	74.3%
SPXX (FYE 12/31)	11/2005
Current Quarter		$0.2650	$0.0401	$—	$—	$0.2249	15.1%	0.0%	0.0%	84.9%
Fiscal YTD		$0.5300	$0.0802	$—	$—	$0.4498	15.1%	0.0%	0.0%	84.9%
QQQX (FYE 12/31)	01/2007
Current Quarter		$0.3900	$0.0186	$—	$—	$0.3714	4.8%	0.0%	0.0%	95.2%
Fiscal YTD		$0.7800	$0.0373	$—	$—	$0.7427	4.8%	0.0%	0.0%	95.2%

[1]

Net investment income (NII) is a projection through the end of the current calendar quarter using actual data through the stated month-end date above. Capital gain amounts are as of the stated date above. The estimated per share sources above include an allocation of the NII based on prior year attributions which can be expected to differ from the actual final attributions for the current year.

The following table provides information regarding the Funds’ distributions and total return performance over various time periods. This information is intended to help you better understand whether returns for the specified time periods were sufficient to meet distributions.

Data as of May 31, 2019

					Annualized		Cumulative
Fund	Inception Date	Quarterly Distribution	Fiscal YTD Distribution	Net Asset Value (NAV)	5-Year Return on NAV	Fiscal YTD Dist. Rate on NAV[1]	Fiscal YTD Return on NAV	Fiscal YTD Dist. Rate on NAV[1]
BXMX	10/2004	$0.2325	$0.4650	$12.93	5.58%	7.19%	4.33%	3.60%
DIAX	04/2005	$0.2950	$0.5900	$17.27	7.39%	6.83%	3.86%	3.42%
SPXX	11/2005	$0.2650	$0.5300	$15.11	5.87%	7.02%	6.56%	3.51%
QQQX	01/2007	$0.3900	$0.7800	$21.43	10.15%	7.28%	7.57%	3.64%

[1]	As a percentage of 5/31/19 NAV.

Change in Method of Publishing Nuveen Closed-End Fund Distribution Amounts

Beginning on or about November 1, 2019, the Nuveen Closed-End Funds will be discontinuing the practice of announcing Fund distribution amounts and timing via press release. Instead, information about the Nuveen Closed-End Funds’ monthly and quarterly periodic distributions to shareholders will be posted and can be found on Nuveen’s enhanced closed-end fund resource page, which is at www.nuveen.com/closed-end-fund-distributions, along with other Nuveen closed-end fund product updates. Shareholders can expect regular distribution information to be posted on www.nuveen.com on the first business day of each month. To ensure that our shareholders have timely access to the latest information, a subscribe function can be activated at this link here, or at this web page (www.nuveen.com/en-us/people/about-nuveen/for-the-media).

COMMON SHARE EQUITY SHELF PROGRAMS

During the current reporting period, the Funds were authorized by the Securities and Exchange Commission to issue additional common shares through an equity shelf program (Shelf Offering). Under these programs, the Funds, subject to market conditions, may raise additional capital from time to time in varying amounts and offering methods at a net

Common Share Information (continued)

price at or above each Fund’s NAV per common share. The total amount of common shares authorized under these Shelf Offerings are as shown in the accompanying table.

	BXMX	DIAX	SPXX	QQQX
Additional authorized common shares	10,400,000	3,600,000	1,600,000	11,355,021

During the current reporting period, BXMX did not sell any common shares through its Shelf Offerings.

During the current reporting period, the following Funds sold common shares through their Shelf Offerings at a weighted average premium to their NAV per common share as shown in the accompanying table.

	DIAX	SPXX	QQQX
Common shares sold through shelf offering	127,500	266,735	1,452,927
Weighted average premium to NAV per common share sold	1.43%	1.17%	1.87%

Refer to Notes to Financial Statements, Note 4 – Fund Shares, Common Share Equity Shelf Programs and Offering Costs for further details of Shelf Offerings and each Fund’s respective transactions.

COMMON SHARE REPURCHASES

During August 2019 (subsequent to the close of the reporting period), the Funds’ Board of Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding common shares.

As of June 30, 2019, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired their outstanding common shares as shown in the accompanying table.

	BXMX	DIAX	SPXX	QQQX
Common shares cumulatively repurchased and retired	460,238	—	383,763	—
Common shares authorized for repurchase	10,360,000	3,610,000	1,640,000	3,715,000

During the current reporting period, the Funds did not repurchase any of their outstanding common shares.

OTHER COMMON SHARE INFORMATION

As of June 30, 2019, and during the current reporting period, the Funds’ common share prices were trading at a premium/(discount) to their common share NAVs as shown in the accompanying table.

	BXMX	DIAX	SPXX	QQQX
Common share NAV	$13.25	$17.95	$15.66	$22.40
Common share price	$13.32	$17.61	$15.80	$22.38
Premium/(Discount) to NAV	0.53%	(1.89)%	0.89%	(0.09)%
6-month average premium/(discount) to NAV	(1.37)%	(1.05)%	(0.16)%	0.58%

Risk Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.

Nuveen S&P 500 Buy-Write Income Fund (BXMX)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Common stock returns often have experienced significant volatility. The Fund may not participate in any appreciation of its equity portfolio as fully as it would if the Fund did not sell call options. In addition, the Fund will continue to bear the risk of declines in the value of the equity portfolio. Because index options are settled in cash, sellers of index call options, such as the Fund, cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. For these and other risks, including tax risk, please see the Fund’s web page at www.nuveen.com/BXMX.

Nuveen Dow 30SM Dynamic Overwrite Fund (DIAX)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Common stock returns often have experienced significant volatility. The Fund may not participate in any appreciation of its equity portfolio as fully as it would if the Fund did not sell call options. In addition, the Fund will continue to bear the risk of declines in the value of the equity portfolio. Because index options are settled in cash, sellers of index call options, such as the Fund, cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. For these and other risks, including tax risk, please see the Fund’s web page at www.nuveen.com/DIAX.

Nuveen S&P 500 Dynamic Overwrite Fund (SPXX)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Common stock returns often have experienced significant volatility. The Fund may not participate in any appreciation of its equity portfolio as fully as it would if the Fund did not sell call options. In addition, the Fund will continue to bear the risk of declines in the value of the equity portfolio. Because index options are settled in cash, sellers of index call options, such as the Fund, cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. For these and other risks, including tax risk, please see the Fund’s web page at www.nuveen.com/SPXX.

Nuveen Nasdaq 100 Dynamic Overwrite Fund (QQQX)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Common stock returns often have experienced significant volatility. The Fund may not participate in any appreciation of its equity portfolio as fully as it would if the Fund did not sell call options. In addition, the Fund will continue to bear the risk of declines in the value of the equity portfolio. Because index options are settled in cash, sellers of index call options, such as the Fund, cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. For these and other risks, including tax risk, please see the Fund’s web page at www.nuveen.com/QQQX.

BXMX	Nuveen S&P 500 Buy-Write Income Fund Performance Overview and Holding Summaries as of June 30, 2019

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of June 30, 2019

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
BXMX at Common Share NAV	8.79%	3.08%	6.29%	9.02%
BXMX at Common Share Price	14.25%	1.67%	7.85%	10.89%
CBOE S&P 500® BuyWrite Index (BXMSM)	10.27%	3.18%	5.98%	8.21%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Fund Allocation

(% of net assets)

Common Stocks	100.2%
Repurchase Agreements	3.7%
Other Assets Less Liabilities	(3.9)%
Net Assets	100%

Top Five Issuers

(% of total long-term investments)

Microsoft Corp	4.4%
Apple Inc	3.6%
Amazon.com, Inc	3.4%
Facebook Inc, Class A	2.0%
Berkshire Hathaway Inc, Class B	2.0%

Portfolio Composition

(% of total investments)

Software	7.1%
Banks	5.6%
Interactive Media & Services	4.8%
IT Services	4.8%
Pharmaceuticals	4.7%
Oil, Gas & Consumable Fuels	4.4%
Internet & Direct Marketing Retail	3.9%
Technology Hardware, Storage & Peripherals	3.8%
Semiconductors & Semiconductor Equipment	3.6%
Health Care Equipment & Supplies	3.1%
Equity Real Estate Investment Trust	2.8%
Health Care Providers & Services	2.6%
Specialty Retail	2.6%
Biotechnology	2.4%

Insurance	2.4%
Aerospace & Defense	2.4%
Capital Markets	2.3%
Hotels, Restaurants & Leisure	2.1%
Beverages	2.0%
Entertainment	2.0%
Diversified Financial Services	2.0%
Diversified Telecommunication Services	2.0%
Machinery	1.9%
Household Products	1.8%
Multi-Utilities	1.7%
Repurchase Agreements	3.5%
Other	17.7%
Total	100%

DIAX	Nuveen Dow 30SM Dynamic Overwrite Fund Performance Overview and Holding Summaries as of June 30, 2019

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of June 30, 2019

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
DIAX at Common Share NAV	9.72%	6.36%	8.46%	11.76%
DIAX at Common Share Price	12.92%	2.11%	9.16%	10.22%
Dow Jones Industrial Average (DJIA)	15.40%	12.20%	12.29%	15.03%
DIAX Blended Benchmark	12.33%	9.44%	8.54%	11.13%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Fund Allocation

(% of net assets)

Common Stocks	100.1%
Exchange-Traded Funds	0.4%
Repurchase Agreements	0.5%
Other Assets Less Liabilities	(1.0)%
Net Assets	100%

Top Five Issuers

(% of total long-term investments)

Boeing Co	9.2%
United Health Group Inc	6.2%
Home Depot Inc	5.3%
McDonald’s Corp	5.3%
Goldman Sachs Group Inc	5.2%

Portfolio Composition

(% of total investments)

Aerospace & Defense	12.5%
IT Services	7.9%
Pharmaceuticals	6.7%
Health Care Providers & Services	6.2%
Specialty Retail	5.2%
Hotels, Restaurants & Leisure	5.2%
Capital Markets	5.2%
Oil, Gas & Consumable Fuels	5.1%
Technology Hardware, Storage & Peripherals	5.0%
Industrial Conglomerates	4.4%
Food & Staples Retailing	4.2%
Insurance	3.8%
Entertainment	3.5%
Machinery	3.4%
Software	3.4%
Exchange-Traded Funds	0.5%
Repurchase Agreements	0.5%
Other	17.3%
Total	100%

SPXX	Nuveen S&P 500 Dynamic Overwrite Fund Performance Overview and Holding Summaries as of June 30, 2019

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of June 30, 2019

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
SPXX at Common Share NAV	12.31%	4.24%	6.79%	9.76%
SPXX at Common Share Price	16.38%	1.52%	9.17%	11.47%
S&P 500® Index	18.54%	10.42%	10.71%	14.70%
SPXX Blended Benchmark	13.95%	6.42%	8.12%	11.17%

Performance prior to December 22, 2014, reflects the Fund’s performance under the management of a sub-adviser using an investment strategy that differed from those currently in place.

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Fund Allocation

(% of net assets)

Common Stocks	100.1%
Repurchase Agreements	0.1%
Other Assets Less Liabilities	(0.2)%
Net Assets	100%

Top Five Issuers

(% of total long-term investments)

Microsoft Corp	4.5%
Apple Inc	4.0%
Amazon.com, Inc	3.5%
Facebook Inc, Class A	2.2%
JPMorgan Chase & Co	2.0%

Portfolio Composition

(% of total investments)

Banks	6.4%
IT Services	6.1%
Software	5.7%
Oil, Gas & Consumable Fuels	5.3%
Interactive Media & Services	5.0%
Pharmaceuticals	4.8%
Internet and Direct Marketing Retail	4.4%
Semiconductors & Semiconductor Equipment	4.2%
Technology Hardware, Storage & Peripherals	4.0%
Health Care Providers & Services	3.1%
Specialty Retail	3.1%
Capital Markets	2.9%

Health Care Equipment & Supplies	2.9%
Aerospace & Defense	2.8%
Insurance	2.6%
Beverages	2.4%
Machinery	2.4%
Hotels, Restaurants & Leisure	2.2%
Communications Equipment	2.2%
Entertainment	2.2%
Household Products	2.1%
Industrial Conglomerates	1.9%
Chemicals	1.9%
Repurchase Agreements	0.1%
Other	19.3%
Total	100%

QQQX	Nuveen Nasdaq 100 Dynamic Overwrite Fund Performance Overview and Holding Summaries as of June 30, 2019

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of June 30, 2019

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
QQQX at Common Share NAV	14.39%	4.53%	10.95%	14.52%
QQQX at Common Share Price	15.83%	(7.99)%	11.28%	14.96%
Nasdaq 100® Index	21.85%	10.16%	16.14%	19.24%
QQQX Blended Benchmark	16.01%	7.49%	11.70%	13.57%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Fund Allocation

(% of net assets)

Common Stocks	99.7%
Exchange-Traded Funds	1.0%
Repurchase Agreements	0.2%
Other Assets Less Liabilities	(0.9)%
Net Assets	100%

Top Five Issuers

(% of total long-term investments)

Microsoft Corp	12.7%
Apple Inc	11.8%
Amazon.com, Inc	11.3%
Facebook Inc, Class A	5.3%
Cisco Systems Inc	4.6%

Portfolio Composition

(% of total investments)

Software	15.2%
Interactive Media & Services	14.6%
Internet & Direct Marketing Retail	14.3%
Technology Hardware, Storage & Peripherals	11.9%
Semiconductors & Semiconductor Equipment	11.0%
Biotechnology	7.6%
Communications Equipment	4.7%
Exchange-Traded Funds	1.0%
Repurchase Agreements	0.2%
Other	19.5%
Total	100%

Shareholder Meeting Report

The annual meeting of shareholders was held in the offices of Nuveen on April 10, 2019 for BXMX, DIAX, SPXX and QQQX; at this meeting the shareholders were asked to elect Board Members.

	BXMX	DIAX	SPXX	QQQX
	Common Shares	Common Shares	Common Shares	Common Shares
Approval of the Board Members was reached as follows:
Judith M. Stockdale
For	95,869,191	33,158,097	15,216,921	34,157,727
Withhold	2,151,234	716,546	376,091	794,588
Total	98,020,425	33,874,643	15,593,012	34,952,315
Carole E. Stone
For	95,992,113	33,209,597	15,256,811	34,254,669
Withhold	2,028,312	665,046	336,201	697,646
Total	98,020,425	33,874,643	15,593,012	34,952,315
Margaret L. Wolff
For	96,033,886	33,237,220	15,287,181	34,241,194
Withhold	1,986,539	637,423	305,831	711,121
Total	98,020,425	33,874,643	15,593,012	34,952,315
William C. Hunter
For	94,306,932	33,100,404	15,291,464	34,128,479
Withhold	3,713,493	774,239	301,548	823,836
Total	98,020,425	33,874,643	15,593,012	34,952,315

BXMX	Nuveen S&P 500 Buy-Write Income Fund Portfolio of Investments June 30, 2019
(Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 100.2%

	COMMON STOCKS – 100.2% (2)

	Aerospace & Defense – 2.4%

41,868	Arconic Inc	$1,081,032
33,026	Boeing Co	12,021,794
8,874	Huntington Ingalls Industries Inc	1,994,343
16,488	Northrop Grumman Corp	5,327,438
30,394	Raytheon Co	5,284,909
60,603	United Technologies Corp	7,890,510
	Total Aerospace & Defense	33,600,026

	Air Freight & Logistics – 0.5%

60,148	United Parcel Service Inc, Class B	6,211,484

	Airlines – 0.3%

51,084	United Continental Holdings Inc, (3)	4,472,404

	Auto Components – 0.1%

16,463	Cooper Tire & Rubber Co	519,407
50,606	Gentex Corp	1,245,414
	Total Auto Components	1,764,821

	Automobiles – 0.3%

270,157	Ford Motor Co	2,763,706
24,260	Harley-Davidson Inc	869,236
2,190	Tesla Inc, (3)	489,377
	Total Automobiles	4,122,319

	Banks – 5.8%

595,393	Bank of America Corp	17,266,397
156,339	Citigroup Inc	10,948,420
33,932	Comerica Inc	2,464,821
88,630	Fifth Third Bancorp	2,472,777
108,513	First Horizon National Corp	1,620,099
213,049	JPMorgan Chase & Co	23,818,878
22,489	M&T Bank Corp	3,824,704
109,405	US Bancorp	5,732,822
242,263	Wells Fargo & Co	11,463,885
	Total Banks	79,612,803

	Beverages – 2.1%

243,102	Coca-Cola Co	12,378,754
4,611	Keurig Dr Pepper Inc	133,258
43,924	Monster Beverage Corp, (3)	2,803,669
103,007	PepsiCo Inc	13,507,308
	Total Beverages	28,822,989

	Biotechnology – 2.6%

92,081	AbbVie Inc	6,696,130
3,832	Alnylam Pharmaceuticals Inc, (3)	278,050
50,699	Amgen Inc	9,342,812
17,964	Biogen Inc, (3)	4,201,241
18,057	BioMarin Pharmaceutical Inc, (3)	1,546,582
57,711	Celgene Corp, (3)	5,334,805
98,294	Gilead Sciences Inc	6,640,743

BXMX	Nuveen S&P 500 Buy-Write Income Fund (continued)
Portfolio of Investments June 30, 2019
(Unaudited)

Shares	Description (1)	Value

	Biotechnology (continued)

14,155	Seattle Genetics Inc, (3)	$979,667
	Total Biotechnology	35,020,030

	Building Products – 0.4%

22,661	Allegion PLC	2,505,174
68,967	Masco Corp	2,706,265
	Total Building Products	5,211,439

	Capital Markets – 2.4%

115,656	Charles Schwab Corp	4,648,215
33,148	CME Group Inc	6,434,358
43,831	Eaton Vance Corp	1,890,431
28,147	Goldman Sachs Group Inc	5,758,876
80,793	Intercontinental Exchange Inc	6,943,350
23,232	Legg Mason Inc	889,321
124,288	Morgan Stanley	5,445,057
3,200	S&P Global Inc	728,928
2,591	TD Ameritrade Holding Corp	129,343
14,280	Waddell & Reed Financial Inc, Class A	238,048
	Total Capital Markets	33,105,927

	Chemicals – 1.3%

22,547	AdvanSix Inc, (3)	550,823
24,444	Chemours Co	586,656
62,296	Corteva Inc	1,842,093
65,033	Dow Inc	3,206,777
62,296	DuPont de Nemours Inc	4,676,561
50,283	Eastman Chemical Co	3,913,526
41,063	Olin Corp	899,690
39,692	RPM International Inc	2,425,578
	Total Chemicals	18,101,704

	Commercial Services & Supplies – 0.5%

56,182	Waste Management Inc	6,481,717

	Communications Equipment – 1.5%

24,808	Ciena Corp, (3)	1,020,353
288,656	Cisco Systems Inc	15,798,143
5,462	Lumentum Holdings Inc, (3)	291,725
21,003	Motorola Solutions Inc	3,501,830
27,916	Viavi Solutions Inc, (3)	371,004
	Total Communications Equipment	20,983,055

	Consumer Finance – 0.4%

57,275	Discover Financial Services	4,443,967
110,906	SLM Corp	1,078,007
	Total Consumer Finance	5,521,974

	Containers & Packaging – 0.4%

23,917	Avery Dennison Corp	2,766,719
21,019	Packaging Corp of America	2,003,531
18,945	Sonoco Products Co	1,237,866
	Total Containers & Packaging	6,008,116

	Distributors – 0.2%

23,926	Genuine Parts Co	2,478,255

	Diversified Financial Services – 2.1%

127,370	Berkshire Hathaway Inc, Class B, (3)	27,151,463
53,398	Jefferies Financial Group Inc	1,026,843
	Total Diversified Financial Services	28,178,306

Shares	Description (1)	Value

	Diversified Telecommunication Services – 2.0%

402,548	AT&T Inc	$13,489,384
43,130	CenturyLink Inc	507,209
244,917	Verizon Communications Inc	13,992,108
	Total Diversified Telecommunication Services	27,988,701

	Electric Utilities – 1.5%

67,230	Duke Energy Corp	5,932,375
48,432	Evergy Inc	2,913,185
52,512	OGE Energy Corp	2,234,911
47,192	Pinnacle West Capital Corp	4,440,295
79,055	Southern Co	4,370,160
	Total Electric Utilities	19,890,926

	Electrical Equipment – 0.8%

39,086	Eaton Corp PLC	3,255,082
57,064	Emerson Electric Co	3,807,310
8,860	Hubbell Inc	1,155,344
17,120	Rockwell Automation Inc	2,804,770
	Total Electrical Equipment	11,022,506

	Electronic Equipment, Instruments & Components – 0.2%

1,797	CDW Corp/DE	199,467
77,063	Corning Inc	2,560,804
1,498	Zebra Technologies Corp, Class A, (3)	313,816
	Total Electronic Equipment, Instruments & Components	3,074,087

	Energy Equipment & Services – 0.5%

50,221	Diamond Offshore Drilling Inc, (3)	445,460
91,884	Halliburton Co	2,089,442
56,354	Patterson-UTI Energy Inc	648,635
106,613	Schlumberger Ltd	4,236,801
	Total Energy Equipment & Services	7,420,338

	Entertainment – 2.1%

46,851	Activision Blizzard Inc	2,211,367
3,937	Live Nation Entertainment Inc, (3)	260,826
28,781	Netflix Inc, (3)	10,571,837
112,326	Walt Disney Co	15,685,203
	Total Entertainment	28,729,233

	Equity Real Estate Investment Trust – 2.9%

94,848	Apartment Investment & Management Co, Class A	4,753,782
97,668	Brandywine Realty Trust	1,398,606
81,089	CubeSmart	2,711,616
140,542	Equity Commonwealth	4,570,426
84,268	Healthcare Realty Trust Inc	2,639,274
98,614	Lexington Realty Trust	927,958
60,921	Liberty Property Trust	3,048,487
94,325	Prologis Inc	7,555,432
51,162	Sabra Health Care REIT Inc	1,007,380
11,838	Sun Communities Inc	1,517,513
49,503	Ventas Inc	3,383,530
62,339	Welltower Inc	5,082,498
62,741	Weyerhaeuser Co	1,652,598
	Total Equity Real Estate Investment Trust	40,249,100

	Food & Staples Retailing – 1.3%

92,544	Kroger Co	2,009,130
64,183	Walgreens Boots Alliance Inc	3,508,885
109,345	Walmart Inc	12,081,529
	Total Food & Staples Retailing	17,599,544

BXMX	Nuveen S&P 500 Buy-Write Income Fund (continued)
Portfolio of Investments June 30, 2019
(Unaudited)

Shares	Description (1)	Value

	Food Products – 0.8%

31,071	Lamb Weston Holdings Inc	$1,968,659
172,098	Mondelez International Inc, Class A	9,276,082
	Total Food Products	11,244,741

	Gas Utilities – 0.2%

13,073	Atmos Energy Corp	1,379,986
21,558	National Fuel Gas Co	1,137,184
	Total Gas Utilities	2,517,170

	Health Care Equipment & Supplies – 3.2%

143,768	Abbott Laboratories	12,090,889
13,397	Avanos Medical Inc, (3)	584,243
59,428	Baxter International Inc	4,867,153
31,600	Boston Scientific Corp, (3)	1,358,168
27,023	Hill-Rom Holdings Inc	2,827,146
67,993	Hologic Inc, (3)	3,265,024
12,779	Intuitive Surgical Inc, (3)	6,703,224
125,671	Medtronic PLC	12,239,099
1,937	STERIS PLC	288,381
	Total Health Care Equipment & Supplies	44,223,327

	Health Care Providers & Services – 2.8%

21,978	Anthem Inc	6,202,411
24,227	Cigna Corp	3,816,964
14,223	Covetrus Inc, (3)	347,895
76,107	CVS Health Corp	4,147,070
30,779	HCA Healthcare Inc	4,160,398
33,599	Henry Schein Inc, (3)	2,348,570
68,815	UnitedHealth Group Inc	16,791,548
	Total Health Care Providers & Services	37,814,856

	Health Care Technology – 0.3%

48,264	Cerner Corp	3,537,751

	Hotels, Restaurants & Leisure – 2.1%

34,566	Carnival Corp	1,609,047
5,911	Domino’s Pizza Inc	1,644,913
12,548	Las Vegas Sands Corp	741,461
33,299	Marriott International Inc/MD, Class A	4,671,517
5,670	Marriott Vacations Worldwide Corp	546,588
60,715	McDonald’s Corp	12,608,077
75,466	Starbucks Corp	6,326,315
10,801	Wynn Resorts Ltd	1,339,216
	Total Hotels, Restaurants & Leisure	29,487,134

	Household Durables – 0.4%

20,159	Garmin Ltd	1,608,688
34,647	KB Home	891,467
23,685	Newell Brands Inc	365,223
400	NVR Inc, (3)	1,348,100
12,595	TopBuild Corp, (3)	1,042,362
6,203	Whirlpool Corp	883,059
	Total Household Durables	6,138,899

	Household Products – 1.8%

81,696	Colgate-Palmolive Co	5,855,152
174,878	Procter & Gamble Co	19,175,373
	Total Household Products	25,030,525

	Industrial Conglomerates – 1.6%

34,948	3M Co	6,057,886

Shares	Description (1)	Value

	Industrial Conglomerates (continued)

518,111	General Electric Co	$5,440,166
57,726	Honeywell International Inc	10,078,382
	Total Industrial Conglomerates	21,576,434

	Insurance – 2.5%

44,247	Allstate Corp	4,499,477
73,283	American International Group Inc	3,904,518
49,370	Arthur J Gallagher & Co	4,324,318
40,755	CNO Financial Group Inc	679,793
23,577	Fidelity National Financial Inc	950,153
65,958	Genworth Financial Inc, Class A, (3)	244,704
65,166	Hartford Financial Services Group Inc	3,631,050
4,703	Kemper Corp	405,822
51,264	Lincoln National Corp	3,303,965
57,906	Marsh & McLennan Cos Inc	5,776,124
38,705	Travelers Cos Inc	5,787,172
3,483	WR Berkley Corp	229,634
	Total Insurance	33,736,730

	Interactive Media & Services – 5.0%

18,727	Alphabet Inc, Class A, (3)	20,277,596
17,941	Alphabet Inc, Class C, (3)	19,392,606
144,722	Facebook Inc, Class A, (3)	27,931,346
4,685	IAC/InterActiveCorp, (3)	1,019,128
	Total Interactive Media & Services	68,620,676

	Internet & Direct Marketing Retail – 4.0%

24,952	Amazon.com, Inc, (3)	47,249,856
2,975	Booking Holdings Inc, (3)	5,577,262
62,975	eBay Inc	2,487,513
	Total Internet & Direct Marketing Retail	55,314,631

	IT Services – 5.0%

26,791	Akamai Technologies Inc, (3)	2,147,031
1,922	Alliance Data Systems Corp	269,330
38,161	Automatic Data Processing Inc	6,309,158
16,990	Black Knight Inc, (3)	1,021,948
23,652	Broadridge Financial Solutions Inc	3,019,887
46,407	Fidelity National Information Services Inc	5,693,211
53,753	International Business Machines Corp	7,412,539
92,653	PayPal Holdings Inc, (3)	10,605,062
28,272	VeriSign Inc, (3)	5,913,372
149,363	Visa Inc, Class A	25,921,949
	Total IT Services	68,313,487

	Leisure Products – 0.1%

51,067	Mattel Inc, (3)	572,461
7,753	Polaris Industries Inc	707,306
	Total Leisure Products	1,279,767

	Life Sciences Tools & Services – 0.4%

20,510	Thermo Fisher Scientific Inc	6,023,377

	Machinery – 2.0%

41,760	Caterpillar Inc	5,691,470
18,609	Cummins Inc	3,188,466
25,598	Deere & Co	4,241,845
33,165	Graco Inc	1,664,220
7,322	Hillenbrand Inc	289,731
27,203	Ingersoll-Rand PLC	3,445,804
16,893	Parker-Hannifin Corp	2,871,979
10,798	Snap-on Inc	1,788,581

BXMX	Nuveen S&P 500 Buy-Write Income Fund (continued)
Portfolio of Investments June 30, 2019
(Unaudited)

Shares	Description (1)	Value

	Machinery (continued)

21,492	Stanley Black & Decker Inc	$3,107,958
10,383	Timken Co	533,063
	Total Machinery	26,823,117

	Media – 1.3%

27,554	CBS Corp, Class B	1,374,944
289,831	Comcast Corp, Class A	12,254,055
21,843	DISH Network Corp, Class A, (3)	838,990
33,026	New York Times Co, Class A	1,077,308
79,467	News Corp, Class A	1,072,010
22,488	Omnicom Group Inc	1,842,891
	Total Media	18,460,198

	Metals & Mining – 0.4%

24,264	Barrick Gold Corp	382,643
60,243	Newmont Goldcorp Corp	2,317,548
37,498	Nucor Corp	2,066,140
	Total Metals & Mining	4,766,331

	Mortgage Real Estate Investment Trust – 0.0%

48,788	Annaly Capital Management Inc	445,434

	Multiline Retail – 0.1%

25,320	Macy’s Inc	543,367
16,563	Nordstrom Inc	527,697
	Total Multiline Retail	1,071,064

	Multi-Utilities – 1.8%

67,348	Ameren Corp	5,058,508
55,108	Consolidated Edison Inc	4,831,869
17,519	NorthWestern Corp	1,263,996
81,307	Public Service Enterprise Group Inc	4,782,478
103,223	WEC Energy Group Inc	8,605,702
	Total Multi-Utilities	24,542,553

	Oil, Gas & Consumable Fuels – 4.6%

56,272	Cenovus Energy Inc	496,319
18,536	Cheniere Energy Inc, (3)	1,268,789
125,290	Chevron Corp	15,591,088
46,741	CNX Resources Corp, (3)	341,677
101,471	ConocoPhillips	6,189,731
34,151	Continental Resources Inc/OK, (3)	1,437,416
103,413	Encana Corp	530,509
265,853	Exxon Mobil Corp	20,372,315
50,844	Hess Corp	3,232,153
65,533	Occidental Petroleum Corp	3,294,999
31,741	ONEOK Inc	2,184,098
43,248	Phillips 66	4,045,418
15,494	Suncor Energy Inc	482,793
39,961	Valero Energy Corp	3,421,061
	Total Oil, Gas & Consumable Fuels	62,888,366

	Pharmaceuticals – 4.9%

19,061	Allergan PLC	3,191,383
96,824	Bristol-Myers Squibb Co	4,390,969
68,386	Eli Lilly & Co	7,576,485
162,940	Johnson & Johnson	22,694,283
173,926	Merck & Co Inc	14,583,695
348,925	Pfizer Inc	15,115,431
	Total Pharmaceuticals	67,552,246

Shares	Description (1)	Value

	Professional Services – 0.1%

1,287	CoStar Group Inc, (3)	$713,075
9,803	ManpowerGroup Inc	946,970
2,060	TransUnion	151,431
	Total Professional Services	1,811,476

	Road & Rail – 1.0%

11,523	Canadian Pacific Railway Ltd	2,710,671
40,597	Norfolk Southern Corp	8,092,200
20,993	Old Dominion Freight Line Inc	3,133,415
	Total Road & Rail	13,936,286

	Semiconductors & Semiconductor Equipment – 3.7%

56,912	Analog Devices Inc	6,423,658
26,951	Broadcom Inc	7,758,115
279,987	Intel Corp	13,402,978
26,835	Lam Research Corp	5,040,686
32,070	Microchip Technology Inc	2,780,469
42,645	NVIDIA Corp	7,003,588
12,918	NXP Semiconductors NV	1,260,926
73,762	ON Semiconductor Corp, (3)	1,490,730
73,788	QUALCOMM Inc	5,613,053
	Total Semiconductors & Semiconductor Equipment	50,774,203

	Software – 7.3%

39,971	Adobe Inc, (3)	11,777,455
24,578	Autodesk Inc, (3)	4,003,756
3,558	CDK Global Inc	175,908
456,191	Microsoft Corp	61,111,346
157,308	Oracle Corp	8,961,837
3,531	Palo Alto Networks Inc, (3)	719,477
1,581	Paycom Software Inc, (3)	358,444
70,335	Salesforce.com, Inc, (3)	10,671,930
10,864	ServiceNow Inc, (3)	2,982,928
	Total Software	100,763,081

	Specialty Retail – 2.7%

26,227	American Eagle Outfitters Inc	443,236
22,501	Best Buy Co Inc	1,568,995
873	Burlington Stores Inc, (3)	148,541
21,763	CarMax Inc, (3)	1,889,681
2,418	Gap Inc	43,451
80,396	Home Depot Inc	16,719,956
14,915	L Brands Inc	389,282
57,093	Lowe’s Cos Inc	5,761,255
36,971	Ross Stores Inc	3,664,566
16,022	Tiffany & Co	1,500,300
98,174	TJX Cos Inc	5,191,441
	Total Specialty Retail	37,320,704

	Technology Hardware, Storage & Peripherals – 4.0%

253,217	Apple Inc	50,116,709
11,789	Dell Technologies Inc, Class C, (3)	598,881
113,540	HP Inc	2,360,496
30,521	NetApp Inc	1,883,146
	Total Technology Hardware, Storage & Peripherals	54,959,232

	Textiles, Apparel & Luxury Goods – 0.5%

6,689	Kontoor Brands Inc, (3)	187,426
14,739	Lululemon Athletica Inc, (3)	2,656,115
46,827	VF Corp	4,090,338
	Total Textiles, Apparel & Luxury Goods	6,933,879

BXMX	Nuveen S&P 500 Buy-Write Income Fund (continued)
Portfolio of Investments June 30, 2019
(Unaudited)

Shares	Description (1)			Value

	Thrifts & Mortgage Finance – 0.1%

65,735	MGIC Investment Corp, (3)			$863,758

	Tobacco – 0.9%

104,248	Altria Group Inc			4,936,143
91,341	Philip Morris International Inc			7,173,009
	Total Tobacco			12,109,152

	Wireless Telecommunication Services – 0.0%

41,446	Sprint Corp, (3)			272,300
	Total Long-Term Investments (cost $627,591,710)			1,376,824,689

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 3.7%

	REPURCHASE AGREEMENTS – 3.7%

$50,576	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/28/19, repurchase price $50,581,259, collateralized by $52,075,000 U.S. Treasury Notes, 1.625%, due 2/15/26, value $51,587,995	1.200%	7/01/19	$50,576,201
	Total Short-Term Investments (cost $50,576,201)			50,576,201
	Total Investments (cost $678,167,911) – 103.9%			1,427,400,890
	Other Assets Less Liabilities – (3.9)% (4)			(53,611,036)
	Net Assets Applicable to Common Shares – 100%			$1,373,789,854

Investments in Derivatives

Options Written

Description (5)	Type	Number of Contracts	Notional Amount (6)	Exercise Price	Expiration Date	Value
S&P 500® Index	Call	(516)	$(149,640,000)	$2,900	7/19/19	$(3,333,360)
S&P 500® Index	Call	(1,031)	(301,567,500)	2,925	7/19/19	(4,819,925)
S&P 500® Index	Call	(516)	(152,220,000)	2,950	7/19/19	(1,627,980)
S&P 500® Index	Call	(515)	(146,775,000)	2,850	8/16/19	(6,319,050)
S&P 500® Index	Call	(516)	(149,640,000)	2,900	8/16/19	(4,380,840)
S&P 500® Index	Call	(516)	(150,930,000)	2,925	8/16/19	(3,501,060)
S&P 500® Index	Call	(516)	(153,510,000)	2,975	8/16/19	(2,002,080)
S&P 500® Index	Call	(512)	(149,760,000)	2,925	9/20/19	(4,536,320)
Total Options Written (premiums received $31,597,356)		(4,638)	$(1,354,042,500)			$(30,520,615)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)	The Fund may designate up to 100% of its common stock investments to cover outstanding options written.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(4)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as resented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable. Other assets less liabilities also includes the value of options as presented on the Statement of Assets and Liabilities.

(5)	Exchange-traded, unless otherwise noted.

(6)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Exercise Price by 100.

REIT	Real Estate Investment Trust.

See accompanying notes to financial statements.

DIAX	Nuveen Dow 30SM Dynamic Overwrite Fund Portfolio of Investments June 30, 2019
(Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 100.5%

	COMMON STOCKS – 100.1%

	Aerospace & Defense – 12.6%

166,000	Boeing Co, (2)	$60,425,660
166,000	United Technologies Corp, (2)	21,613,200
	Total Aerospace & Defense	82,038,860

	Banks – 2.9%

166,000	JPMorgan Chase & Co	18,558,800

	Beverages – 1.3%

166,000	Coca-Cola Co	8,452,720

	Capital Markets – 5.2%

166,000	Goldman Sachs Group Inc, (2)	33,963,600

	Chemicals – 1.3%

166,000	Dow Inc	8,185,460

	Communications Equipment – 1.4%

166,000	Cisco Systems Inc	9,085,180

	Consumer Finance – 3.2%

166,000	American Express Co, (2)	20,491,040

	Diversified Telecommunication Services – 1.5%

166,000	Verizon Communications Inc, (2)	9,483,580

	Entertainment – 3.6%

166,000	Walt Disney Co	23,180,240

	Food & Staples Retailing – 4.2%

166,000	Walgreens Boots Alliance Inc	9,075,220
166,000	Walmart Inc, (2)	18,341,340
	Total Food & Staples Retailing	27,416,560

	Health Care Providers & Services – 6.2%

166,000	UnitedHealth Group Inc, (2)	40,505,660

	Hotels, Restaurants & Leisure – 5.3%

166,000	McDonald’s Corp, (2)	34,471,560

	Household Products – 2.8%

166,000	Procter & Gamble Co, (2)	18,201,900

	Industrial Conglomerates – 4.4%

166,000	3M Co	28,774,440

	Insurance – 3.8%

166,000	Travelers Cos Inc, (2)	24,820,320

	IT Services – 7.9%

166,000	International Business Machines Corp, (2)	22,891,400

DIAX	Nuveen Dow 30SM Dynamic Overwrite Fund (continued)
Portfolio of Investments June 30, 2019
(Unaudited)

Shares	Description (1)			Value

	IT Services (continued)

166,000	Visa Inc, Class A, (2)			$28,809,300
	Total IT Services			51,700,700

	Machinery – 3.5%

166,000	Caterpillar Inc			22,624,140

	Oil, Gas & Consumable Fuels – 5.1%

166,000	Chevron Corp, (2)			20,657,040
166,000	Exxon Mobil Corp			12,720,580
	Total Oil, Gas & Consumable Fuels			33,377,620

	Pharmaceuticals – 6.8%

166,000	Johnson & Johnson			23,120,480
166,000	Merck & Co Inc			13,919,100
166,000	Pfizer Inc, (2)			7,191,120
	Total Pharmaceuticals			44,230,700

	Semiconductors & Semiconductor Equipment – 1.2%

166,000	Intel Corp			7,946,420

	Software – 3.4%

166,000	Microsoft Corp			22,237,360

	Specialty Retail – 5.3%

166,000	Home Depot Inc			34,523,020

	Technology Hardware, Storage & Peripherals – 5.1%

166,000	Apple Inc			32,854,720

	Textiles, Apparel & Luxury Goods – 2.1%

166,000	NIKE Inc, Class B			13,935,700
	Total Common Stocks (cost $283,607,335)			651,060,300

Shares	Description (1), (3)			Value

	EXCHANGE-TRADED FUNDS – 0.4%

20,000	Vanguard Total Stock Market ETF			$3,001,800
	Total Exchange-Traded Funds (cost $2,915,259)			3,001,800
	Total Long-Term Investments (cost $286,522,594)			654,062,100

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 0.5%

	REPURCHASE AGREEMENTS – 0.5%

$3,321	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/28/19, repurchase price $3,321,826, collateralized by $3,420,000 U.S. Treasury Notes, 1.625%, due 2/15/26, value $3,388,016	1.200%	7/01/19	$3,321,494
	Total Short-Term Investments (cost $3,321,494)			3,321,494
	Total Investments (cost $289,844,088) – 101.0%			657,383,594
	Other Assets Less Liabilities – (1.0)% (4)			(6,792,656)
	Net Assets Applicable to Common Shares – 100%			$650,590,938

Investments in Derivatives

Options Written

Description (5)	Type	Number of Contracts	Notional Amount (6)	Exercise Price	Expiration Date	Value
S&P 500® Index	Call	(1,225)	$(361,987,500)	$2,955	7/19/19	$(3,534,125)
Total Options Written (premiums received $4,962,354)		(1,225)	$(361,987,500)			$(3,534,125)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(3)	A copy of the most recent financial statements for these exchange-traded funds can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(4)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable. Other assets less liabilities also includes the value of options as presented on the Statement of Assets and Liabilities.

(5)	Exchange-traded, unless otherwise noted.

(6)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Exercise Price by 100.

ETF	Exchange-Traded Fund

See accompanying notes to financial statements.

SPXX	Nuveen S&P 500 Dynamic Overwrite Fund Portfolio of Investments June 30, 2019
(Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 100.1%

	COMMON STOCKS – 100.1%

	Aerospace & Defense – 2.8%

8,669	Boeing Co	$3,155,603
4,403	Lockheed Martin Corp	1,600,666
6,224	Raytheon Co	1,082,229
11,894	United Technologies Corp, (2)	1,548,599
	Total Aerospace & Defense	7,387,097

	Air Freight & Logistics – 0.6%

14,683	United Parcel Service Inc, Class B	1,516,313

	Airlines – 0.3%

8,723	Alaska Air Group Inc	557,487
7,242	JetBlue Airways Corp, (3)	133,905
	Total Airlines	691,392

	Auto Components – 0.1%

7,740	Cooper Tire & Rubber Co	244,197

	Automobiles – 0.3%

77,887	Ford Motor Co, (2)	796,784

	Banks – 6.4%

118,006	Bank of America Corp, (2)	3,422,174
30,138	Citigroup Inc	2,110,564
12,370	Comerica Inc	898,557
12,508	Fifth Third Bancorp	348,973
48,050	Huntington Bancshares Inc/OH, (2)	664,051
47,967	JPMorgan Chase & Co	5,362,711
32,949	Regions Financial Corp	492,258
31,479	US Bancorp	1,649,500
42,076	Wells Fargo & Co	1,991,036
	Total Banks	16,939,824

	Beverages – 2.5%

6,895	Brown-Forman Corp, Class B	382,190
56,850	Coca-Cola Co, (2)	2,894,802
24,268	PepsiCo Inc	3,182,263
	Total Beverages	6,459,255

	Biotechnology – 1.8%

19,569	AbbVie Inc, (2)	1,423,058
11,352	Amgen Inc	2,091,947
13,503	Celgene Corp, (3)	1,248,217
	Total Biotechnology	4,763,222

	Capital Markets – 2.9%

23,093	Charles Schwab Corp	928,108
7,720	CME Group Inc	1,498,529
15,669	Federated Investors Inc, Class B	509,243
7,406	Goldman Sachs Group Inc	1,515,268
13,326	Intercontinental Exchange Inc	1,145,236
29,388	Morgan Stanley	1,287,488
7,826	T Rowe Price Group Inc	858,590
	Total Capital Markets	7,742,462

Shares	Description (1)	Value

	Chemicals – 1.9%

11,986	Corteva Inc	$354,426
11,986	Dow Inc	591,030
11,986	DuPont de Nemours Inc	899,789
8,602	Eastman Chemical Co	669,494
7,024	Ecolab Inc	1,386,818
8,050	Olin Corp	176,375
2,124	Sherwin-Williams Co	973,408
	Total Chemicals	5,051,340

	Communications Equipment – 2.2%

73,931	Cisco Systems Inc, (2)	4,046,244
1,956	F5 Networks Inc, (3)	284,852
8,064	Motorola Solutions Inc	1,344,511
	Total Communications Equipment	5,675,607

	Consumer Finance – 0.7%

15,043	American Express Co	1,856,908

	Containers & Packaging – 0.5%

8,934	Avery Dennison Corp	1,033,485
9,785	International Paper Co	423,886
	Total Containers & Packaging	1,457,371

	Diversified Financial Services – 1.4%

17,613	Berkshire Hathaway Inc, Class B, (3)	3,754,563

	Diversified Telecommunication Services – 1.9%

73,777	AT&T Inc, (2)	2,472,267
43,053	Verizon Communications Inc, (2)	2,459,618
	Total Diversified Telecommunication Services	4,931,885

	Electric Utilities – 0.8%

14,677	Duke Energy Corp	1,295,099
3,451	Evergy Inc	207,578
2,838	IDACORP Inc	285,020
6,262	PNM Resources Inc	318,798
	Total Electric Utilities	2,106,495

	Electrical Equipment – 1.0%

6,459	Eaton Corp PLC	537,905
9,883	Emerson Electric Co	659,394
9,345	nVent Electric PLC	231,663
6,655	Rockwell Automation Inc	1,090,289
	Total Electrical Equipment	2,519,251

	Electronic Equipment, Instruments & Components – 0.4%

34,704	Corning Inc, (2)	1,153,214

	Energy Equipment & Services – 0.3%

6,656	Diamond Offshore Drilling Inc, (3)	59,039
4,086	Ensco Rowan plc, Class A	34,854
17,619	Schlumberger Ltd	700,179
7,245	Superior Energy Services Inc	9,418
	Total Energy Equipment & Services	803,490

	Entertainment – 2.2%

6,686	Electronic Arts Inc, (3)	677,025
6,163	Netflix Inc, (3)	2,263,793
19,569	Walt Disney Co	2,732,615
	Total Entertainment	5,673,433

SPXX	Nuveen S&P 500 Dynamic Overwrite Fund (continued)
Portfolio of Investments June 30, 2019
(Unaudited)

Shares	Description (1)	Value

	Equity Real Estate Investment Trust – 1.0%

4,404	Corporate Office Properties Trust	$116,134
1,957	CyrusOne Inc	112,958
4,404	Douglas Emmett Inc	175,455
2,838	EPR Properties	211,686
4,992	Healthcare Realty Trust Inc	156,349
3,521	JBG SMITH Properties	138,516
1,664	Life Storage Inc	158,213
3,718	National Retail Properties Inc	197,091
3,592	Prologis Inc	287,719
13,308	Sabra Health Care REIT Inc	262,035
9,590	Tanger Factory Outlet Centers Inc	155,454
3,328	Taubman Centers Inc	135,882
3,521	Uniti Group Inc	33,450
6,066	Urban Edge Properties	105,124
18,693	Washington Prime Group Inc	71,407
8,611	Weingarten Realty Investors	236,114
	Total Equity Real Estate Investment Trust	2,553,587

	Food & Staples Retailing – 0.6%

15,265	Walmart Inc	1,686,630

	Food Products – 0.4%

13,698	Archer-Daniels-Midland Co	558,878
17,250	Conagra Brands Inc	457,470
	Total Food Products	1,016,348

	Health Care Equipment & Supplies – 2.9%

26,499	Abbott Laboratories	2,228,566
40,365	Boston Scientific Corp, (2), (3)	1,734,888
2,485	Intuitive Surgical Inc, (3)	1,303,507
24,462	Medtronic PLC	2,382,354
	Total Health Care Equipment & Supplies	7,649,315

	Health Care Providers & Services – 3.1%

1,566	Acadia Healthcare Co Inc, (3)	54,732
4,547	Anthem Inc	1,283,209
15,417	CVS Health Corp	840,072
2,832	Humana Inc	751,329
6,823	Laboratory Corp of America Holdings, (3)	1,179,697
4,712	McKesson Corp	633,246
3,328	Tenet Healthcare Corp, (3)	68,756
13,501	UnitedHealth Group Inc	3,294,379
	Total Health Care Providers & Services	8,105,420

	Hotels, Restaurants & Leisure – 2.2%

3,914	Darden Restaurants Inc	476,451
14,679	McDonald’s Corp	3,048,241
27,013	Starbucks Corp	2,264,500
	Total Hotels, Restaurants & Leisure	5,789,192

	Household Durables – 0.4%

7,242	KB Home	186,337
12,587	Newell Brands Inc	194,091
1,173	Tempur Sealy International Inc, (3)	86,063
4,053	Whirlpool Corp	576,985
	Total Household Durables	1,043,476

	Household Products – 2.1%

16,864	Colgate-Palmolive Co	1,208,643
9,528	Kimberly-Clark Corp	1,269,892
27,398	Procter & Gamble Co	3,004,190
	Total Household Products	5,482,725

Shares	Description (1)	Value

	Industrial Conglomerates – 1.9%

10,179	3M Co	$1,764,428
90,295	General Electric Co, (2)	948,097
13,678	Honeywell International Inc	2,388,042
	Total Industrial Conglomerates	5,100,567

	Insurance – 2.6%

15,149	Arthur J Gallagher & Co	1,326,901
8,370	Fidelity National Financial Inc	337,311
17,003	Marsh & McLennan Cos Inc	1,696,049
14,677	MetLife Inc	729,007
9,970	Prudential Financial Inc	1,006,970
1,664	Reinsurance Group of America Inc	259,634
10,764	Travelers Cos Inc	1,609,433
	Total Insurance	6,965,305

	Interactive Media & Services – 5.0%

2,863	Alphabet Inc, Class A, (3)	3,100,056
3,609	Alphabet Inc, Class C, (3)	3,901,004
2,650	Carscom Inc, (3)	52,258
29,352	Facebook Inc, Class A, (3)	5,664,936
9,785	Twitter Inc, (3)	341,497
	Total Interactive Media & Services	13,059,751

	Internet & Direct Marketing Retail – 4.4%

4,892	Amazon.com, Inc, (3)	9,263,638
774	Booking Holdings Inc, (3)	1,451,026
22,407	eBay Inc	885,076
	Total Internet & Direct Marketing Retail	11,599,740

	IT Services – 6.2%

6,076	Akamai Technologies Inc, (3)	486,931
2,566	Black Knight Inc, (3)	154,345
2,520	DXC Technology Co	138,978
12,685	Fidelity National Information Services Inc	1,556,196
8,414	International Business Machines Corp, (2)	1,160,290
1,957	Jack Henry & Associates Inc	262,081
17,000	Mastercard Inc, Class A	4,497,010
16,259	PayPal Holdings Inc, (3)	1,861,005
1,258	Perspecta Inc	29,450
4,893	VeriSign Inc, (3)	1,023,420
29,000	Visa Inc, Class A, (2)	5,032,950
	Total IT Services	16,202,656

	Life Sciences Tools & Services – 1.1%

1,941	Bio-Techne Corp	404,679
8,489	Thermo Fisher Scientific Inc	2,493,050
	Total Life Sciences Tools & Services	2,897,729

	Machinery – 2.4%

12,124	Caterpillar Inc	1,652,380
3,961	Cummins Inc	678,678
6,992	Deere & Co	1,158,644
9,631	Illinois Tool Works Inc, (2)	1,452,451
9,345	Pentair PLC	347,634
3,229	Snap-on Inc	534,852
2,935	Stanley Black & Decker Inc	424,430
484	Wabtec Corp	34,732
	Total Machinery	6,283,801

	Media – 1.5%

12,274	CBS Corp, Class A	612,473
74,259	Comcast Corp, Class A, (2)	3,139,670

SPXX	Nuveen S&P 500 Dynamic Overwrite Fund (continued)
Portfolio of Investments June 30, 2019
(Unaudited)

Shares	Description (1)	Value

	Media (continued)

7,953	TEGNA Inc	$120,488
	Total Media	3,872,631

	Metals & Mining – 0.2%

36,176	Freeport-McMoRan Inc	420,003
979	Royal Gold Inc	100,338
3,265	Southern Copper Corp	126,845
	Total Metals & Mining	647,186

	Multiline Retail – 0.5%

13,902	Target Corp	1,204,052

	Multi-Utilities – 0.4%

13,382	Consolidated Edison Inc	1,173,334

	Oil, Gas & Consumable Fuels – 5.3%

10,034	Anadarko Petroleum Corp	707,999
23,973	Chevron Corp, (2)	2,983,200
21,285	ConocoPhillips	1,298,385
10,737	EOG Resources Inc	1,000,259
44,032	Exxon Mobil Corp, (2)	3,374,172
5,385	Gulfport Energy Corp, (3)	26,440
7,828	Hess Corp	497,626
30,332	Marathon Oil Corp	431,018
11,252	Marathon Petroleum Corp	628,762
15,673	Occidental Petroleum Corp	788,038
6,948	ONEOK Inc	478,092
9,103	Phillips 66	851,495
8,613	QEP Resources Inc	62,272
3,033	SM Energy Co	37,973
8,911	Southwestern Energy Co, (3)	28,159
9,352	Valero Energy Corp	800,625
6,656	WPX Energy Inc, (3)	76,610
	Total Oil, Gas & Consumable Fuels	14,071,125

	Pharmaceuticals – 4.8%

3,264	Allergan PLC, (2)	546,492
8,716	Bristol-Myers Squibb Co	395,271
14,579	Eli Lilly & Co	1,615,207
1,956	Jazz Pharmaceuticals PLC, (3)	278,847
29,354	Johnson & Johnson	4,088,425
29,476	Merck & Co Inc	2,471,563
77,104	Pfizer Inc, (2)	3,340,145
	Total Pharmaceuticals	12,735,950

	Real Estate Management & Development – 0.1%

1,860	Jones Lang LaSalle Inc	261,683

	Road & Rail – 1.0%

1,859	Avis Budget Group Inc, (3)	65,362
15,798	Union Pacific Corp, (2)	2,671,600
	Total Road & Rail	2,736,962

	Semiconductors & Semiconductor Equipment – 4.2%

12,418	Analog Devices Inc	1,401,620
60,667	Intel Corp, (2)	2,904,129
11,956	Microchip Technology Inc	1,036,585
9,016	NVIDIA Corp	1,480,698
22,305	QUALCOMM Inc	1,696,741
21,315	Texas Instruments Inc	2,446,110
	Total Semiconductors & Semiconductor Equipment	10,965,883

Shares	Description (1)			Value

	Software – 5.8%

6,847	Autodesk Inc, (3)			$1,115,376
5,531	CDK Global Inc			273,453
88,064	Microsoft Corp, (2)			11,797,053
34,540	Oracle Corp, (2)			1,967,744
	Total Software			15,153,626

	Specialty Retail – 3.1%

6,662	Best Buy Co Inc			464,541
5,773	Dick’s Sporting Goods Inc			199,919
18,243	Home Depot Inc, (2)			3,793,997
19,569	Lowe’s Cos Inc			1,974,708
4,818	Tiffany & Co			451,158
21,464	TJX Cos Inc			1,135,016
2,838	Urban Outfitters Inc, (3)			64,564
	Total Specialty Retail			8,083,903

	Technology Hardware, Storage & Peripherals – 4.0%

52,838	Apple Inc, (2)			10,457,697

	Textiles, Apparel & Luxury Goods – 0.8%

1,475	Kontoor Brands Inc, (3)			41,329
11,252	NIKE Inc, Class B			944,605
15,463	Under Armour Inc, Class C, (3)			343,279
10,325	VF Corp, (2)			901,889
	Total Textiles, Apparel & Luxury Goods			2,231,102

	Tobacco – 0.7%

19,569	Altria Group Inc			926,592
13,395	Philip Morris International Inc			1,051,910
	Total Tobacco			1,978,502

	Trading Companies & Distributors – 0.4%

3,534	WW Grainger Inc			947,925
	Total Long-Term Investments (cost $124,605,138)			263,481,906

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 0.1%

	REPURCHASE AGREEMENTS – 0.1%

$298	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/28/19, repurchase price $297,976, collateralized by $315,000 U.S. Treasury Notes, 1.500%, due 8/15/26, value $308,476	1.200%	7/01/19	$297,946
	Total Short-Term Investments (cost $297,946)			297,946
	Total Investments (cost $124,903,084) – 100.2%			263,779,852
	Other Assets Less Liabilities – (0.2)% (4)			(645,737)
	Net Assets Applicable to Common Shares – 100%			$263,134,115

Investments in Derivatives

Options Written

Description (5)	Type	Number of Contracts	Notional Amount (6)	Exercise Price	Expiration Date	Value
S&P 500® Index	Call	(492)	$(145,386,000)	$2,955	7/19/19	$(1,419,420)
Total Options Written (premiums received $1,993,043)		(492)	$(145,386,000)			$(1,419,420)

SPXX	Nuveen S&P 500 Dynamic Overwrite Fund (continued)
Portfolio of Investments June 30, 2019
(Unaudited)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(4)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable. Other assets less liabilities also includes the value of options as presented on the Statement of Assets and Liabilities.

(5)	Exchange-traded, unless otherwise noted.

(6)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Exercise Price by 100.

REIT	Real Estate Investment Trust.

See accompanying notes to financial statements.

QQQX	Nuveen Nasdaq 100 Dynamic Overwrite Fund Portfolio of Investments June 30, 2019
(Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 100.7%

	COMMON STOCKS – 99.7%

	Air Freight & Logistics – 0.1%

3,020	FedEx Corp	$495,854

	Airlines – 0.4%

33,821	Delta Air Lines Inc	1,919,342
7,356	Ryanair Holdings PLC, ADR	471,814
28,693	Southwest Airlines Co	1,457,030
	Total Airlines	3,848,186

	Auto Components – 0.2%

29,023	American Axle & Manufacturing Holdings Inc	370,334
23,986	Gentex Corp	590,295
4,609	Lear Corp	641,895
	Total Auto Components	1,602,524

	Automobiles – 0.1%

53,641	Ford Motor Co	548,747

	Banks – 0.1%

5,455	JPMorgan Chase & Co	609,869

	Beverages – 0.9%

24,872	Brown-Forman Corp, Class B	1,378,655
99,279	Monster Beverage Corp, (2)	6,336,979
	Total Beverages	7,715,634

	Biotechnology – 7.6%

9,056	Agios Pharmaceuticals Inc, (2)	451,713
15,331	Alkermes PLC, (2)	345,561
125,133	Amgen Inc, (3)	23,059,509
30,946	Biogen Inc, (2)	7,237,341
137,136	Celgene Corp, (2), (3)	12,676,852
219,937	Gilead Sciences Inc, (3)	14,858,944
67,590	ImmunoGen Inc, (2)	146,670
11,495	Ionis Pharmaceuticals Inc, (2)	738,783
14,078	Myriad Genetics Inc, (2)	391,087
19,200	Regeneron Pharmaceuticals Inc, (2)	6,009,600
13,285	Seattle Genetics Inc, (2)	919,455
3,945	United Therapeutics Corp, (2)	307,947
	Total Biotechnology	67,143,462

	Capital Markets – 0.6%

10,802	Moody’s Corp	2,109,739
26,703	Morgan Stanley	1,169,858
12,686	SEI Investments Co	711,685
7,968	T Rowe Price Group Inc	874,169
	Total Capital Markets	4,865,451

	Chemicals – 0.3%

6,428	Ecolab Inc	1,269,144
3,290	Sherwin-Williams Co	1,507,774
	Total Chemicals	2,776,918

QQQX	Nuveen Nasdaq 100 Dynamic Overwrite Fund (continued)
Portfolio of Investments June 30, 2019
(Unaudited)

Shares	Description (1)	Value

	Commercial Services & Supplies – 0.5%

11,265	Copart Inc, (2)	$841,946
8,298	KAR Auction Services Inc	207,450
16,365	Tetra Tech Inc	1,285,471
7,836	Waste Connections Inc	748,965
10,274	Waste Management Inc	1,185,311
	Total Commercial Services & Supplies	4,269,143

	Communications Equipment – 4.7%

745,000	Cisco Systems Inc, (3)	40,773,850
5,452	F5 Networks Inc, (2)	793,975
	Total Communications Equipment	41,567,825

	Containers & Packaging – 0.1%

4,364	Ball Corp	305,436
10,909	International Paper Co	472,578
	Total Containers & Packaging	778,014

	Distributors – 0.2%

3,763	Genuine Parts Co	389,772
8,507	Pool Corp	1,624,837
	Total Distributors	2,014,609

	Diversified Consumer Services – 0.2%

47,131	Service Corp International/US	2,204,788

	Electrical Equipment – 0.2%

10,254	Rockwell Automation Inc	1,679,913

	Electronic Equipment, Instruments & Components – 0.5%

13,253	Amphenol Corp, Class A	1,271,493
4,010	Arrow Electronics Inc, (2)	285,793
6,503	Avnet Inc	294,391
33,069	Corning Inc	1,098,883
8,393	Keysight Technologies Inc, (2)	753,775
15,009	National Instruments Corp	630,228
	Total Electronic Equipment, Instruments & Components	4,334,563

	Energy Equipment & Services – 0.0%

35,571	Nabors Industries Ltd	103,156
40,695	Transocean Ltd	260,855
	Total Energy Equipment & Services	364,011

	Entertainment – 0.0%

10,583	Cinemark Holdings Inc	382,046

	Equity Real Estate Investment Trust – 0.4%

20,097	Apartment Investment & Management Co, Class A	1,007,262
59,567	CubeSmart	1,991,921
3,380	Retail Value Inc	117,624
32,514	SITE Centers Corp	430,485
	Total Equity Real Estate Investment Trust	3,547,292

	Food & Staples Retailing – 0.3%

4,146	Casey’s General Stores Inc	646,735
27,602	Kroger Co	599,239
9,491	Sysco Corp	671,204
22,148	US Foods Holding Corp, (2)	792,012
	Total Food & Staples Retailing	2,709,190

Shares	Description (1)	Value

	Food Products – 0.1%

16,583	Conagra Brands Inc	$439,781
5,782	Hain Celestial Group Inc, (2)	126,626
12,000	Pilgrim’s Pride Corp, (2)	304,680
4,147	Post Holdings Inc, (2)	431,164
	Total Food Products	1,302,251

	Health Care Equipment & Supplies – 1.5%

74,842	Abbott Laboratories, (3)	6,294,212
3,982	Becton Dickinson and Co, (3)	1,003,504
17,456	Danaher Corp	2,494,812
9,202	Hill-Rom Holdings Inc	962,713
4,050	Stryker Corp, (3)	832,599
12,110	Zimmer Biomet Holdings Inc, (3)	1,425,831
	Total Health Care Equipment & Supplies	13,013,671

	Health Care Providers & Services – 0.2%

4,464	McKesson Corp, (3)	599,917
8,669	Universal Health Services Inc, Class B	1,130,351
	Total Health Care Providers & Services	1,730,268

	Hotels, Restaurants & Leisure – 0.5%

22,598	Carnival Corp	1,051,937
10,909	Darden Restaurants Inc	1,327,952
31,857	Restaurant Brands International Inc	2,215,336
	Total Hotels, Restaurants & Leisure	4,595,225

	Household Durables – 0.1%

45,314	KB Home	1,165,929

	Industrial Conglomerates – 0.1%

6,260	Honeywell International Inc	1,092,933

	Insurance – 0.3%

25,800	Fidelity National Financial Inc	1,039,740
13,092	Torchmark Corp	1,171,210
	Total Insurance	2,210,950

	Interactive Media & Services – 14.7%

32,605	Alphabet Inc, Class A, (2)	35,304,694
33,623	Alphabet Inc, Class C, (2), (3)	36,343,437
46,910	Baidu Inc, ADR, (2), (3)	5,505,358
245,000	Facebook Inc, Class A, (2)	47,285,000
19,201	IAC/InterActiveCorp, (3)	4,176,793
32,728	Twitter Inc, (2)	1,142,207
	Total Interactive Media & Services	129,757,489

	Internet & Direct Marketing Retail – 14.4%

53,000	Amazon.com, Inc, (2)	100,362,390
9,274	Booking Holdings Inc, (2)	17,386,061
229,104	eBay Inc, (3)	9,049,608
	Total Internet & Direct Marketing Retail	126,798,059

	IT Services – 4.7%

7,911	Black Knight Inc, (2)	475,847
13,463	DXC Technology Co	742,484
25,966	Fidelity National Information Services Inc	3,185,509
20,955	Genpact Ltd	798,176
17,801	Global Payments Inc	2,850,474
64,256	Infosys Ltd, ADR	687,539
49,092	Jack Henry & Associates Inc	6,574,401
5,465	Leidos Holdings Inc	436,380

QQQX	Nuveen Nasdaq 100 Dynamic Overwrite Fund (continued)
Portfolio of Investments June 30, 2019
(Unaudited)

Shares	Description (1)	Value

	IT Services (continued)

213,259	PayPal Holdings Inc, (2)	$24,409,625
6,733	Perspecta Inc	157,620
9,361	Total System Services Inc	1,200,735
	Total IT Services	41,518,790

	Life Sciences Tools & Services – 0.6%

63,277	Agilent Technologies Inc	4,724,893
5,224	Charles River Laboratories International Inc, (2)	741,286
	Total Life Sciences Tools & Services	5,466,179

	Machinery – 0.2%

10,391	Caterpillar Inc	1,416,189
8,734	Fortive Corp	711,996
	Total Machinery	2,128,185

	Media – 4.1%

5,347	AMC Networks Inc, Class A, (2)	291,358
20,947	CBS Corp, Class A	1,045,255
741,861	Comcast Corp, Class A, (3)	31,365,883
8,298	IAA Inc, (2)	321,797
86,878	News Corp, Class A	1,171,984
72,100	News Corp, Class B	1,006,516
7,458	WPP PLC, ADR	469,183
	Total Media	35,671,976

	Multiline Retail – 0.2%

69,505	JC Penney Co Inc	79,236
7,528	Kohl’s Corp	357,956
11,020	Target Corp	954,442
	Total Multiline Retail	1,391,634

	Oil, Gas & Consumable Fuels – 0.4%

21,712	Anadarko Petroleum Corp	1,531,999
12,875	Antero Resources Corp, (2)	71,199
9,491	Continental Resources Inc/OK, (3)	399,476
10,146	Devon Energy Corp	289,364
26,076	Marathon Oil Corp	370,540
12,330	Noble Energy Inc	276,192
28,041	QEP Resources Inc	202,736
16,802	Range Resources Corp	117,278
	Total Oil, Gas & Consumable Fuels	3,258,784

	Pharmaceuticals – 0.1%

6,499	Jazz Pharmaceuticals PLC, (2)	926,497

	Professional Services – 0.4%

11,246	IHS Markit Ltd, (2)	716,595
12,505	ManpowerGroup Inc	1,207,983
21,381	Robert Half International Inc	1,218,931
	Total Professional Services	3,143,509

	Semiconductors & Semiconductor Equipment – 11.1%

100,370	Analog Devices Inc	11,328,762
341,819	Applied Materials Inc, (3)	15,351,091
709,241	Intel Corp, (3)	33,951,367
90,004	NVIDIA Corp	14,781,357
30,423	ON Semiconductor Corp, (2)	614,849
6,473	Power Integrations Inc	519,005
257,470	QUALCOMM Inc, (3)	19,585,743
11,070	Silicon Laboratories Inc, (2)	1,144,638

Shares	Description (1)	Value

	Semiconductors & Semiconductor Equipment (continued)

21,819	Taiwan Semiconductor Manufacturing Co Ltd, ADR	$854,650
	Total Semiconductors & Semiconductor Equipment	98,131,462

	Software – 15.4%

19,637	ANSYS Inc, (2)	4,022,050
58,910	Autodesk Inc, (2)	9,596,439
13,077	CDK Global Inc	646,527
5,245	j2 Global Inc, (3)	466,228
838,948	Microsoft Corp, (3)	112,385,474
1,728	MicroStrategy Inc, Class A, (2), (3)	247,640
24,247	Open Text Corp	998,976
43,639	Oracle Corp	2,486,114
13,531	PTC Inc, (2)	1,214,543
17,455	Red Hat Inc, (2)	3,277,351
	Total Software	135,341,342

	Specialty Retail – 0.8%

16,258	Aaron’s Inc	998,404
4,877	Advance Auto Parts Inc	751,741
873	AutoZone Inc, (2)	959,837
18,001	Bed Bath & Beyond Inc	209,171
21,819	CarMax Inc, (2)	1,894,544
19,136	Dick’s Sporting Goods Inc	662,680
10,146	Foot Locker Inc	425,320
15,820	Michaels Cos Inc, (2)	137,634
15,274	Sally Beauty Holdings Inc, (2)	203,755
19,420	Urban Outfitters Inc, (2)	441,805
	Total Specialty Retail	6,684,891

	Technology Hardware, Storage & Peripherals – 12.0%

530,000	Apple Inc, (3)	104,897,600
20,777	Hewlett Packard Enterprise Co	310,616
8,728	NetApp Inc	538,518
	Total Technology Hardware, Storage & Peripherals	105,746,734

	Textiles, Apparel & Luxury Goods – 0.2%

8,067	PVH Corp	763,461
4,144	Ralph Lauren Corp	470,717
19,420	Skechers USA Inc, Class A, (2)	611,536
	Total Textiles, Apparel & Luxury Goods	1,845,714

	Wireless Telecommunication Services – 0.2%

31,206	Sprint Corp, (2)	205,023
20,995	Telephone & Data Systems Inc	638,248
14,195	United States Cellular Corp, (2)	634,091
	Total Wireless Telecommunication Services	1,477,362
	Total Common Stocks (cost $298,317,645)	877,857,873

Shares	Description (1), (4)	Value

	EXCHANGE-TRADED FUNDS – 1.0%

60,000	Vanguard Total Stock Market ETF	$9,005,400
	Total Exchange-Traded Funds (cost $8,783,277)	9,005,400
	Total Long-Term Investments (cost $307,100,922)	886,863,273

QQQX	Nuveen Nasdaq 100 Dynamic Overwrite Fund (continued)
Portfolio of Investments June 30, 2019
(Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 0.2%

	REPURCHASE AGREEMENTS – 0.2%

$1,893	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/28/19, repurchase price $1,893,008, collateralized by $1,950,000 U.S. Treasury Notes, 1.625%, due 2/15/26, value $1,931,764	1.200%	7/01/19	$1,892,819
	Total Short-Term Investments (cost $1,892,819)			1,892,819
	Total Investments (cost $308,993,741) – 100.9%			888,756,092
	Other Assets Less Liabilities – (0.9)% (5)			(8,353,997)
	Net Assets Applicable to Common Shares – 100%			$880,402,095

Investments in Derivatives

Options Written

Description (6)	Type	Number of Contracts	Notional Amount (7)	Exercise Price	Expiration Date	Value
S&P 500® Index	Call	(635)	$(492,125,000)	$7,750	7/19/19	$(6,908,800)
Total Options Written (premiums received $9,245,575)		(635)	$(492,125,000)			$(6,908,800)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(4)	A copy of the most recent financial statements for these exchange-traded funds can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(5)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable. Other assets less liabilities also includes the value of options as presented on the Statement of Assets and Liabilities.

(6)	Exchange-traded, unless otherwise noted.

(7)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Exercise Price by 100.

ADR	American Depositary Receipt

ETF	Exchange-Traded Fund

See accompanying notes to financial statements.

Statement of Assets and Liabilities

June 30, 2019

(Unaudited)

	BXMX	DIAX	SPXX	QQQX
Assets
Long-term investments, at value (cost $627,591,710, $286,522,594, $124,605,138 and $307,100,922, respectively)	$1,376,824,689	$654,062,100	$263,481,906	$886,863,273
Short-term investments, at value (cost approximates value)	50,576,201	3,321,494	297,946	1,892,819
Cash	3,435	—	—	9,060
Receivable for:
Dividends	1,185,855	197,730	186,632	121,917
Interest	5,058	332	30	189
Investment sold	—	7,442,086	4,465,252	13,845,033
Reclaims	—	—	—	329
Shares sold	—	—	709,926	—
Deferred offering costs	229,129	178,011	—	254,759
Other assets	245,698	38,537	40,253	79,922
Total assets	1,429,070,065	665,240,290	269,181,945	903,067,301
Liabilities
Options written, at value (premiums received $31,597,356, $4,962,354, $1,993,043 and $9,245,575, respectively)	30,520,615	3,534,125	1,419,420	6,908,800
Payable for dividends	23,311,023	10,494,252	4,360,152	14,890,636
Accrued expenses:
Management fees	937,765	452,061	174,560	597,686
Trustees fees	237,849	36,097	37,285	83,860
Shelf offering costs	41,035	3,435	—	33,221
Other	231,924	129,382	56,413	151,003
Total liabilities	55,280,211	14,649,352	6,047,830	22,665,206
Net assets applicable to common shares	$1,373,789,854	$650,590,938	$263,134,115	$880,402,095
Common shares outstanding	103,717,926	36,251,612	16,800,292	39,301,662
Net asset value (“NAV”) per share common outstanding	$13.25	$17.95	$15.66	$22.40
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$1,037,179	$362,516	$168,003	$393,017
Paid-in-surplus	718,285,613	308,120,132	141,127,946	359,582,259
Total distributable earnings	654,467,062	342,108,290	121,838,166	520,426,819
Net assets applicable to common shares	$1,373,789,854	$650,590,938	$263,134,115	$880,402,095
Authorized common shares	Unlimited	Unlimited	Unlimited	Unlimited

See accompanying notes to financial statements.

Statement of Operations

Six Months Ended June 30, 2019

(Unaudited)

	BXMX	DIAX	SPXX	QQQX
Investment Income
Dividends	$13,937,282	$7,752,753	$2,648,626	$5,002,188
Foreign tax withheld on dividend income	(5,705)	—	—	(12,691)
Interest	194,680	8,413	4,329	21,263
Total investment income	14,126,257	7,761,166	2,652,955	5,010,760
Expenses
Management fees	5,677,435	2,722,466	1,037,359	3,543,170
Custodian fees	69,653	31,131	19,411	39,776
Trustees fees	20,205	9,524	3,713	12,286
Professional fees	47,025	30,298	57,421	34,366
Shareholder reporting expenses	93,956	45,778	23,408	64,584
Shareholder servicing agent fees	617	254	89	289
Shelf offering expenses	—	—	137,283	—
Stock exchange listing fees	14,470	5,088	3,403	—
Investor relations expenses	51,552	25,429	14,540	48,146
Other	119,034	73,704	25,228	128,518
Total expenses	6,093,947	2,943,672	1,321,855	3,871,135
Net investment income (loss)	8,032,310	4,817,494	1,331,100	1,139,625
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	42,684,087	22,172,802	2,502,854	28,890,449
Options purchased	—	155,916	62,822	194,713
Options written	(94,297,388)	(34,137,573)	(13,393,592)	(55,711,987)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	160,635,922	62,516,818	37,434,567	130,330,604
Options written	(2,704,827)	3,727,072	1,479,999	7,043,788
Net realized and unrealized gain (loss)	106,317,794	54,435,035	28,086,650	110,747,567
Net increase (decrease) in net assets from operations	$114,350,104	$59,252,529	$29,417,750	$111,887,192

See accompanying notes to financial statements.

Statement of Changes in Net Assets

(Unaudited)

	BXMX		DIAX
	Six Months Ended 6/30/2019	Year Ended 12/31/18	Six Months Ended 6/30/2019	Year Ended 12/31/18
Operations
Net investment income (loss)	$8,032,310	$15,883,099	$4,817,494	$9,194,656
Net realized gain (loss) from:
Investments and foreign currency	42,684,087	77,348,537	22,172,802	24,386,937
Options purchased	—	—	155,916	(54,184)
Options written	(94,297,388)	(31,389,997)	(34,137,573)	(4,180,303)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	160,635,922	(150,391,375)	62,516,818	(59,428,478)
Options purchased	—	—	—	18,912
Options written	(2,704,827)	9,452,928	3,727,072	(3,063,607)
Net increase (decrease) in net assets applicable to common shares from operations	114,350,104	(79,096,808)	59,252,529	(33,126,067)
Distributions to Common Shareholders
Dividends	(48,228,836)	(54,443,327)	(21,357,314)	(16,959,467)
Return of capital	—	(47,095,759)	—	(27,798,055)
Decrease in net assets applicable to common shares from distributions to shareholders	(48,228,836)	(101,539,086)	(21,357,314)	(44,757,522)
Capital Share Transactions
Proceeds from shelf offering, net of offering costs	—	561,188	2,281,074	164,266
Net proceeds from common shares issued to shareholders due to reinvestment of distributions	—	1,739,948	194,731	360,068
Net increase (decrease) in net assets applicable to common shares from capital share transactions	—	2,301,136	2,475,805	524,334
Net increase (decrease) in net assets applicable to common shares	66,121,268	(178,334,758)	40,371,020	(77,359,255)
Net assets applicable to common shares at the beginning of period	1,307,668,586	1,486,003,344	610,219,918	687,579,173
Net assets applicable to common shares at the end of period	$1,373,789,854	$1,307,668,586	$650,590,938	$610,219,918

See accompanying notes to financial statements.

Statement of Changes in Net Assets (continued)

(Unaudited)

	SPXX		QQQX
	Six Months Ended 6/30/2019	Year Ended 12/31/18	Six Months Ended 6/30/2019	Year Ended 12/31/18
Operations
Net investment income (loss)	$1,331,100	$2,881,241	$1,139,625	$2,186,149
Net realized gain (loss) from:
Investments and foreign currency	2,502,854	13,112,032	28,890,449	76,302,757
Options purchased	62,822	(17,311)	194,713	(137,654)
Options written	(13,393,592)	(1,602,618)	(55,711,987)	(15,908,056)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	37,434,567	(28,912,532)	130,330,604	(90,287,978)
Options purchased	—	9,456	—	18,912
Options written	1,479,999	(1,216,768)	7,043,788	(8,656,830)
Net increase (decrease) in net assets applicable to common shares from operations	29,417,750	(15,746,500)	111,887,192	(36,482,700)
Distributions to Common Shareholders
Dividends	(8,809,182)	(3,432,445)	(30,479,199)	(53,127,433)
Return of capital	—	(14,867,541)	—	(9,358,525)
Decrease in net assets applicable to common shares from distributions to shareholders	(8,809,182)	(18,299,986)	(30,479,199)	(62,485,958)
Capital Share Transactions
Proceeds from shelf offering, net of offering costs	4,113,979	6,083,367	31,653,553	28,570,110
Net proceeds from common shares issued to shareholders due to reinvestment of distributions	68,021	241,272	410,076	1,168,107
Net increase (decrease) in net assets applicable to common shares from capital share transactions	4,182,000	6,324,639	32,063,629	29,738,217
Net increase (decrease) in net assets applicable to common shares	24,790,568	(27,721,847)	113,471,622	(69,230,441)
Net assets applicable to common shares at the beginning of period	238,343,547	266,065,394	766,930,473	836,160,914
Net assets applicable to common shares at the end of period	$263,134,115	$238,343,547	$880,402,095	$766,930,473

See accompanying notes to financial statements.

THIS PAGE INTENTIONALLY LEFT BLANK

Financial Highlights

(Unaudited)

Selected data for a common share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders				Common Shares
	Beginning Common Share NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Premium from Shares Sold through Shelf Offering		Ending NAV	Ending Share Price

BXMX
Year Ended 12/31:
2019(d)	$12.61	$0.08	$1.03	$1.11	$(0.47)	$—	$—	$(0.47)	$—		$13.25	$13.32
2018	14.35	0.15	(0.91)	(0.76)	(0.16)	(0.37)	(0.45)	(0.98)	—	*	12.61	12.07
2017	13.52	0.16	1.58	1.74	(0.15)	—	(0.76)	(0.91)	—		14.35	14.25
2016	13.34	0.18	0.93	1.11	(0.44)	(0.29)	(0.20)	(0.93)	—		13.52	12.72
2015	13.65	0.17	0.52	0.69	(1.00)	—	—	(1.00)	—		13.34	13.43
2014	13.81	0.17	0.67	0.84	(0.19)	—	(0.81)	(1.00)	—		13.65	12.11

DIAX
Year Ended 12/31:
2019(d)	16.90	0.13	1.51	1.64	(0.59)	—	—	(0.59)	—	*	17.95	17.61
2018	19.05	0.25	(1.16)	(0.91)	(0.25)	(0.22)	(0.77)	(1.24)	—	*	16.90	16.12
2017	16.55	0.26	3.30	3.56	(0.26)	—	(0.80)	(1.06)	—		19.05	18.84
2016	15.78	0.27	1.54	1.81	(0.27)	—	(0.77)	(1.04)	—		16.55	15.00
2015	16.83	0.25	(0.24)	0.01	(0.65)	(0.07)	(0.34)	(1.06)	—		15.78	14.36
2014	16.62	0.18	1.09	1.27	(0.22)	(0.09)	(0.75)	(1.06)	—		16.83	15.42

SPXX
Year Ended 12/31:
2019(d)	14.42	0.08	1.69	1.77	(0.53)	—	—	(0.53)	—	*	15.66	15.80
2018	16.47	0.18	(1.12)	(0.94)	(0.18)	(0.03)	(0.91)	(1.12)	0.01		14.42	14.04
2017	14.98	0.19	2.29	2.48	(0.19)	—	(0.80)	(0.99)	—		16.47	17.31
2016	14.72	0.20	1.04	1.24	(0.85)	—	(0.13)	(0.98)	—		14.98	14.40
2015	15.61	0.20	(0.05)	0.15	(0.70)	—	(0.34)	(1.04)	—		14.72	13.47
2014	15.68	0.19	0.78	0.97	(0.19)	—	(0.85)	(1.04)	—		15.61	14.30

QQQX
Year Ended 12/31:
2019(d)	20.27	0.03	2.86	2.89	(0.78)	—	—	(0.78)	0.02		22.40	22.38
2018	22.84	0.06	(0.98)	(0.92)	(0.06)	(1.37)	(0.25)	(1.68)	0.03		20.27	20.00
2017	19.58	0.04	4.66	4.70	(0.04)	(0.50)	(0.90)	(1.44)	—		22.84	24.21
2016	19.98	0.09	0.91	1.00	(0.09)	(0.81)	(0.50)	(1.40)	—		19.58	18.56
2015	19.86	0.11	1.41	1.52	(0.43)	(0.97)	—	(1.40)	—		19.98	19.37
2014	18.54	0.06	2.62	2.68	(0.07)	(0.48)	(0.81)	(1.36)	—		19.86	19.25

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets

Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(c)

8.79%	14.25%	$1,373,790	0.90	%**	1.18	%**	1%
(5.56)	(8.88)	1,307,669	0.89		1.10		5
13.21	19.59	1,486,003	0.91		1.12		2
8.68	1.75	1,399,863	0.93		1.34		5
5.17	19.80	1,381,889	0.91		1.24		8
6.20	4.31	1,413,549	1.02		1.21		14

9.72	12.92	650,591	0.92	**	1.51	**	3
(5.01)	(8.27)	610,220	0.92		1.37		9
22.12	33.65	687,579	0.93		1.47		5
11.95	12.18	597,216	0.94		1.73		6
0.17	0.18	569,604	0.93		1.52		18
7.93	5.89	607,309	1.12		1.08		6

12.31	16.38	263,134	0.99	**	1.11	**	4
(6.03)	(12.99)	238,344	0.91		1.08		16
16.91	27.91	266,065	0.92		1.18		11
8.73	14.75	242,003	0.93		1.39		13
1.09	1.70	237,809	0.92		1.32		21
6.37	8.88	252,080	0.96		1.23		8

14.39	15.83	880,402	0.92	**	0.27	**	6
(4.39)	(11.15)	766,930	0.91		0.25		23
24.63	39.24	836,161	0.93		0.17		17
5.28	3.30	715,835	0.94		0.49		17
7.97	8.47	730,622	0.93		0.54		15
14.94	16.12	726,282	1.00		0.32		17

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at Common Share NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(d)	For the six months ended June 30, 2019.
*	Rounds to less than $0.01.
**	Annualized.

See accompanying notes to financial statements.

Notes to Financial Statements

(Unaudited)

1. General Information and Significant Accounting Policies

General Information

Fund Information

The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) or Nasdaq National Market (“Nasdaq”) symbols are as follows (each a “Fund” and collectively, the “Funds”):

•	Nuveen S&P 500 Buy-Write Income Fund (BXMX)

•	Nuveen Dow 30SM Dynamic Overwrite Fund (DIAX)

•	Nuveen S&P 500 Dynamic Overwrite Fund (SPXX)

•	Nuveen Nasdaq 100 Dynamic Overwrite Fund (QQQX)

The Funds are registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as diversified (non-diversified for DIAX and QQQX) closed-end management investment companies. Shares of BXMX, DIAX and SPXX are traded on the NYSE while shares of QQQX are traded on the Nasdaq. BXMX, DIAX, SPXX and QQQX were organized as Massachusetts business trusts on July 23, 2004, May 20, 2014, November 11, 2004 and May 20, 2014, respectively.

The end of the reporting period for the Funds is June 30, 2019, and the period covered by these Notes to Financial Statements is the six months ended June 30, 2019 (the “current fiscal period”).

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Gateway Investment Advisers, LLC (“Gateway”), under which Gateway manages BXMX’s investment portfolio and Nuveen Asset Management, LLC (“NAM”), a subsidiary of the Adviser, under which NAM manages the investment portfolios of DIAX, SPXX and QQQX.

Investment Objectives and Principal Investment Strategies

BXMX’s investment objective is to seek attractive total returns with less volatility than the S&P 500 Index. The Fund pursues its investment strategy by investing in an equity portfolio designed to broadly track the return and risk characteristics of the S&P 500 Index and employing a constant call option overwrite strategy, which consists of writing (selling) index call options. The Fund targets an overwrite level of approximately 100% of the value of its equity portfolio over time.

DIAX’s investment objective is to seek attractive total returns with less volatility than the Dow Jones Industrial Average (“DJIA”). The Fund pursues its investment strategy by investing in an equity portfolio consisting of the thirty stocks included in the DJIA and employing a dynamic call option overwrite strategy, which consists of writing (selling) index call options, call options on custom baskets of securities, and covered call options on individual securities. The Fund targets an overwrite level of 55% of the value of its equity portfolio over time, and the overwrite level will vary between 35% to 75% based on the portfolio manager’s assessment of market conditions. In addition to a primary emphasis on writing call options to reduce downside risk and volatility of the equity portfolio, the option strategy as a secondary emphasis seeks additional return opportunities by capitalizing on inefficiencies in the options market through a variety of means including the use of call spreads and selling put options.

SPXX’s investment objective is to seek attractive total returns with less volatility than the S&P 500 Index. The Fund pursues its investment strategy by investing in an equity portfolio designed to broadly track the return and risk characteristics of the S&P 500 Index and employing a dynamic call option overwrite strategy, which consists of writing (selling) index call options, call options on custom baskets of securities, and covered call options on individual securities. The Fund targets an overwrite level of 55% of the value of its equity portfolio over time, and the overwrite level will vary between 35% to 75% based on the portfolio manager’s assessment of market conditions. In addition to a primary emphasis on writing call options to reduce downside risk and volatility of the equity portfolio, the option strategy as a secondary emphasis seeks additional return opportunities by capitalizing on inefficiencies in the options market through a variety of means including the use of call spreads and selling put options.

QQQX’s investment objective is to seek attractive total returns with less volatility than the Nasdaq 100 Index. The Fund pursues its investment strategy by investing in an equity portfolio designed to broadly track the return and risk characteristics of the Nasdaq 100 Index and employing a dynamic call option overwrite strategy, which consists of writing (selling) index call options, call options on custom baskets of securities, and covered call options on individual securities. The Fund targets an overwrite level of 55% of the value of its equity portfolio over time, and the overwrite level will vary between 35% to 75% based on the portfolio manager’s assessment of market conditions. In addition to a primary emphasis on writing call options to reduce downside risk and volatility of the equity portfolio, the option strategy as a secondary emphasis seeks additional return opportunities by capitalizing on inefficiencies in the options market through a variety of means including the use of call spreads and selling put options.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Funds did not have any outstanding when-issued/delayed delivery purchase commitments.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income is recorded on an accrual basis.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Common Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Each Fund makes quarterly cash distributions to shareholders of a stated dollar amount per share. Subject to approval and oversight by the Funds’ Board of Trustees (the “Board”), each Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of each Fund’s investment strategy through regular quarterly distributions (a “Managed Distribution Program”). Total distributions during a calendar year generally will be made from each Fund’s net investment income, net realized capital gains and net unrealized capital gains in the Fund’s portfolio, if any. The portion of distributions paid attributed to net unrealized gains, if any, is distributed from the Fund’s assets and is treated by shareholders as a nontaxable distribution (“return of capital”) for tax purposes. In the event that total distributions during a calendar year exceed a Fund’s total return on net asset value (“NAV”), the difference will reduce NAV per share. If a Fund’s total return on NAV exceeds total distributions during a calendar year, the excess will be reflected as an increase in NAV per share. The final determination of the source and character of all distributions paid by a Fund during the fiscal year is made after the end of the fiscal year and is reflected in the financial statements contained in the annual report as of December 31 each year.

The tax character of Fund distributions for a fiscal year is dependent upon the amount and tax character of distributions received from securities held in the Fund’s portfolio. Distributions received from certain securities in which the Fund invests, most notably real estate investment trust (“REIT”) securities, may be characterized for tax purposes as ordinary income, long-term capital gain and/or a return of capital. The issuer of a security reports the tax character of its distributions only once per year, generally during the first two months after the calendar year end. The distribution is included in the Fund’s ordinary income until such time the Fund is notified by the issuer of the actual tax character. For the current fiscal period, dividend income, net realized gain (loss) and unrealized appreciation (depreciation) recognized on the Statement of Operations reflect the amounts of income, capital gain, and/or return of capital as reported by the issuers of such securities as of the last calendar year end.

Notes to Financial Statements (continued)

(Unaudited)

Compensation

The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Indemnifications

Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to common shares from operations during the current fiscal period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the Nasdaq are valued at the Nasdaq Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a securities exchange or Nasdaq are valued at the last quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price, or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the NYSE, which may represent a transfer from a Level 1 to a Level 2 security.

Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Exchange-traded funds are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1.

Index options are valued at the 4:00 p.m. Eastern Time (ET) close price of the NYSE. The values of exchange-traded options are based on the mean of the closing bid and ask prices. Index and exchange-traded options are generally classified as Level 1. Options traded in the over-the-counter (“OTC”) market are valued using an evaluated mean price and are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Funds’ NAV is determined, or if under the Funds’ procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

BXMX	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$1,376,824,689	$—	$—	$1,376,824,689

Short-Term Investments:
Repurchase Agreements	—	50,576,201	—	50,576,201

Investments in Derivatives:
Options Written	(30,520,615)	—	—	(30,520,615)
Total	$1,346,304,074	$50,576,201	$—	$1,396,880,275

Notes to Financial Statements (continued)

(Unaudited)

DIAX	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$651,060,300	$—	$—	$651,060,300
Exchange-Traded Funds	3,001,800	—	—	3,001,800

Short-Term Investments:
Repurchase Agreements	—	3,321,494	—	3,321,494

Investments in Derivatives:
Options Written	(3,534,125)	—	—	(3,534,125)
Total	$650,527,975	$3,321,494	$—	$653,849,469

SPXX
Long-Term Investments*:
Common Stocks	$263,481,906	$—	$—	$263,481,906

Short-Term Investments:
Repurchase Agreements	—	297,946	—	297,946

Investments in Derivatives:
Options Written	(1,419,420)	—	—	(1,419,420)
Total	$262,062,486	$297,946	$—	$262,360,432

QQQX
Long-Term Investments*:
Common Stocks	$877,857,873	$—	$—	$877,857,873
Exchange-Traded Funds	9,005,400	—	—	9,005,400

Short-Term Investments:
Repurchase Agreements	—	1,892,819	—	1,892,819

Investments in Derivatives:
Options Written	(6,908,800)	—	—	(6,908,800)
Total	$879,954,473	$1,892,819	$—	$881,847,292
*	Refer to the Fund’s Portfolio of Investments for industry classifications, when applicable.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Funds may invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because their currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. ET. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) foreign currency, (ii) investments, (iii) investments in derivatives and (iv) other assets and liabilities are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
BXMX	Fixed Income Clearing Corporation	$50,576,201	$(50,576,201)	$—
DIAX	Fixed Income Clearing Corporation	3,321,494	(3,321,494)	—
SPXX	Fixed Income Clearing Corporation	297,946	(297,946)	—
QQQX	Fixed Income Clearing Corporation	1,892,819	(1,892,819)	—
*

As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments, such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Options Transactions

The purchase of options involves the risk of loss of all or a part of the cash paid for the options (the premium). The market risk associated with purchasing options is limited to the premium paid. The counterparty credit risk of purchasing options, however, needs to take into account the current value of the option, as this is the performance expected from the counterparty. When a Fund purchases an option, an amount equal to the premium paid (the premium plus commission) is recognized as a component of “Options purchased, at value” on the Statement of Asset and Liabilities. When a Fund writes an option, an amount equal to the net premium received (the premium less commission) is recognized as a component of “Options written, at value” on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option is exercised or expires or the Fund enters into a closing purchase transaction. The changes in the value of options purchased and/or written during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of options purchased and/or written” on the Statement of Operations. When an option is exercised or expires or a Fund enters into a closing purchase transaction, the difference between the net premium received, and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of “Net realized gain (loss) from options purchased and/or written” on the Statement of Operations. The Fund, as writer of an option, has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

During the current fiscal period, BXMX sold call options on equity indices as part of its overall investment strategy with the notional amount of these options averaging 99% of the Fund’s assets.

During the current fiscal period, DIAX, SPXX and QQQX, each sold call options on equity indices as part of its overall investment strategy with the notional amounts of these options ranging from approximately 35-75% of each Fund’s assets. Each Fund also purchased a small amount of call options and put options as part of its overwrite strategy.

Notes to Financial Statements (continued)

(Unaudited)

The average notional amount of outstanding options purchased and options written during the current fiscal period, was as follows:

		DIAX**	SPXX**	QQQX**
Average notional amount of outstanding call options purchased*		$—	$—	$—

	BXMX	DIAX	SPXX	QQQX
Average notional amount of outstanding call options written*	$(1,335,346,667)	$(363,391,500)	$(144,014,500)	$(479,991,667)

		DIAX	SPXX	QQQX
Average notional amount of outstanding put options purchased*		$760,000	$380,000	$760,000
*	The average notional amount is calculated based on the outstanding notional at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.
**	DIAX, SPXX and QQQX did not purchase any call options at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all options purchased and written by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
BXMX
Equity price	Options	—	$—	Options written, at value	$(30,520,615)
DIAX
Equity price	Options	—	$—	Options written, at value	$(3,534,125)
SPXX
Equity price	Options	—	$—	Options written, at value	$(1,419,420)
QQQX
Equity price	Options	—	$—	Options written, at value	$(6,908,800)

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on options purchased and options written on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Options Purchased/Written	Change in Net Unrealized Appreciation (Depreciation) of Options Purchased/Written
BXMX	Equity price	Options written	$(94,297,388)	$(2,704,827)
DIAX	Equity price	Options purchased	155,916	—
DIAX	Equity price	Options written	(34,137,573)	3,727,072
SPXX	Equity price	Options purchased	62,822	—
SPXX	Equity price	Options written	(13,393,592)	1,479,999
QQQX	Equity price	Options purchased	194,713	—
QQQX	Equity price	Options written	(55,711,987)	7,043,788

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Common Share Equity Shelf Programs and Offering Costs

The Funds have each filed registration statements with the Securities and Exchange Commission (“SEC”) authorizing each Fund to issue additional shares through one or more equity shelf program (“Shelf Offering”), which became effective with the SEC during the prior fiscal period.

Under these Shelf Offerings, the Funds, subject to market conditions, may raise additional equity capital by issuing additional shares from time to time in varying amounts and by different offering methods at a net price at or above each Fund’s NAV per common share. In the event each Fund’s Shelf Offering registration statement is no longer current, the Funds may not issue additional shares until a post-effective amendment to the registration statement has been filed with the SEC.

Additional authorized common shares, common shares sold and offering proceeds, net of offering costs under each Fund’s Shelf Offering during the Funds’ current and prior fiscal period were as follows:

	BXMX		DIAX		SPXX		QQQX
	Six Months Ended 6/30/2019	Year Ended 12/31/2018*	Six Months Ended 6/30/2019	Year Ended 12/31/2018*	Six Months Ended 6/30/2019	Year Ended 12/31/2018**	Six Months Ended 6/30/2019	Year Ended 12/31/2018***
Additional authorized common shares	10,400,000	10,400,000	3,600,000	3,600,000	1,600,000	1,600,000	11,355,021	3,700,000
Common shares sold	—	39,402	127,500	8,500	266,735	361,950	1,452,927	1,169,702
Offering proceeds, net of offering costs	$—	$561,188	$2,281,074	$164,266	$4,113,979	$6,083,367	$31,653,553	$28,570,110
*	Represents total additional authorized shares for the period October 2, 2018 through December 31, 2018.
**	Represents total additional authorized shares for the period June 14, 2018 through December 31, 2018.
***	Represents total additional authorized shares for the period June 28, 2018 through December 31, 2018.

Costs incurred by the Funds in connection with its initial shelf registrations are recorded as a prepaid expense and recognized as “Deferred offering costs” on the Statement of Assets and Liabilities. These costs are amortized pro rata as shares are sold and are recognized as a component of “Proceeds from shelf offering, net of offering costs” on the Statement of Changes in Net Assets. Any deferred offering costs remaining one year after effectiveness of the initial shelf registration will be expensed. Costs incurred by the Funds to keep the shelf registration current are expensed as incurred and recognized as a component of “Shelf offering expense” on the Statement of Operations.

Common Share Transactions

Transactions in common shares for the Funds during the Funds’ current and prior fiscal period, where applicable, were as follows:

	BXMX		DIAX		SPXX		QQQX
	Six Months Ended 6/30/2019	Year Ended 12/31/2018	Six Months Ended 6/30/2019	Year Ended 12/31/2018	Six Months Ended 6/30/2019	Year Ended 12/31/2018	Six Months Ended 6/30/2019	Year Ended 12/31/2018
Common shares:
Sold through shelf offering	—	39,402	127,500	8,500	266,735	361,950	1,452,927	1,169,702
Issued to shareholders due to reinvestment of distributions	—	123,975	10,952	19,310	4,396	14,632	18,331	49,387
Weighted average common share:
Premium to NAV per shelf offering sold	—	1.56%	1.43%	1.57%	1.17%	3.33%	1.87%	3.36%

5. Investment Transactions

Long-term purchases and sales (excluding derivative transactions) during the current reporting period were as follows:

	BXMX	DIAX	SPXX	QQQX
Purchases	$19,110,502	$21,330,142	$11,202,916	$54,048,768
Sales	146,735,109	68,645,861	27,426,549	103,487,754

Notes to Financial Statements (continued)

(Unaudited)

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. In any year when the Funds realize net capital gains, each Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recording income, timing differences in recognizing certain gains and losses on investment transactions and the recognition of unrealized gain or loss for tax (mark-to-market) on options contracts. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

The tables below present the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of June 30, 2019.

For purposes of this disclosure, derivative tax cost is generally the sum of any upfront fees or premiums exchanged and any amounts unrealized for income statement reporting but realized in income and/or capital gains for tax reporting. If a particular derivative category does not disclose any tax unrealized appreciation or depreciation, the change in value of those derivatives have generally been fully realized for tax purposes.

	BXMX	DIAX	SPXX	QQQX
Tax cost of investments	$678,702,613	$290,545,838	$125,145,501	$310,619,677
Gross unrealized:
Appreciation	$775,401,333	$369,729,245	$146,010,119	$586,489,093
Depreciation	(26,703,056)	(2,891,489)	(7,375,768)	(8,352,678)
Net unrealized appreciation (depreciation) of investments	$748,698,277	$366,837,756	$138,634,351	$578,136,415

	BXMX	DIAX	SPXX	QQQX
Tax cost of options written	$(30,520,615)	$(3,534,125)	$(1,419,420)	$(6,908,800)
Net unrealized appreciation (depreciation) of options written	—	—	—	—

Permanent differences, primarily due to foreign currency transactions and real estate investment trust adjustments, resulted in reclassifications among the Funds’ components of net assets as of December 31, 2018, the Funds’ last tax year end, as follows:

The tax components of undistributed net ordinary income and net long-term capital gains as of December 31, 2018, the Funds’ last tax year end, were as follows:
	BXMX	DIAX	SPXX	QQQX
Undistributed net ordinary income	$—	$—	$—	$—
Undistributed net long-term capital gains	—	—	—	—
The tax character of distributions paid during the Funds’ last tax year ended December 31, 2018 was designated for purposes of the dividends paid deduction as follows:
	BXMX	DIAX	SPXX	QQQX
Distributions from net ordinary income[1]	$16,056,678	$9,194,656	$2,948,858	$2,053,079
Distributions from net long-term capital gains	38,386,649	7,764,811	483,587	51,074,354
Return of capital	47,095,759	27,798,055	14,867,541	9,358,525

[1] Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

During the Funds’ last tax year ended December 31, 2018, the following Funds utilized capital loss carryforwards as follows:

	BXMX	DIAX	SPXX
Utilized capital loss carryforwards	$17,000,365	$9,810,078	$9,998,176

7. Management Fees

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. Gateway and NAM are compensated for their services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Managed Assets*	BXMX	DIAX	SPXX	QQQX
For the first $500 million	0.7000%	0.7000%	0.6600%	0.6900%
For the next $500 million	0.6750	0.6750	0.6350	0.6650
For the next $500 million	0.6500	0.6500	0.6100	0.6400
For the next $500 million	0.6250	0.6250	0.5850	0.6150
For managed assets over $2 billion	0.6000	0.6000	0.5600	0.5900

The annual complex-level fee, payable monthly, for each Fund is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by each Fund’s daily managed assets:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*

For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of June 30, 2019, the complex-level fee for each Fund was 0.1577%.

8. Borrowing Arrangements

Inter-Fund Borrowing and Lending

The SEC has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Funds covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund

Notes to Financial Statements (continued)

(Unaudited)

Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.

The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

During the current reporting period, none of the Funds covered by this shareholder report have entered into any inter-fund loan activity.

9. New Accounting Pronouncements

Fair Value Measurement: Disclosure Framework

During August 2018, the FASB issued ASU 2018-13 (“ASU 2018-13”), Fair Value Measurement: Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurements. ASU 2018-13 modifies the disclosures required by Topic 820, Fair Value Measurements. The amendments in ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has early implemented this guidance and it did not have a material impact on the Fund’s financial statements.

10. Subsequent Events

Complex-Level Management Fee

Effective August 1, 2019 (subsequent to the close of the reporting period), “eligible assets” of the complex-level management fee will include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year.

Additional Fund Information

Board of Trustees
Margo Cook*	Jack B. Evans	William C. Hunter	Albin F. Moschner	John K. Nelson	Judith M. Stockdale
Carole E. Stone	Terence J. Toth	Margaret L. Wolff	Robert C. Young

*	Interested Board Member.

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP One North Wacker Drive Chicago, IL 60606	Transfer Agent and Shareholder Services Computershare Trust Company, N.A. 250 Royall Street Canton, MA 02021 (800) 257-8787

Portfolio of Investments Information

The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC’s website at http://www.sec.gov.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases

Each Fund intends to repurchase through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported in the next annual or semi-annual report.

	BXMX	DIAX	SPXX	QQQX
Common Shares repurchased	—	—	—	—

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FlNRA.org.

Glossary of Terms Used in this Report

∎

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

∎

Beta: A measure of the variability of the change in the share price for a Fund in relation to a change in the value of the Fund’s market benchmark. Securities with betas higher than 1.0 have been, and are expected to be, more volatile than the benchmark; securities with betas lower than 1.0 have been, and are expected to be, less volatile than the benchmark.

∎

Chicago Board Options Exchange (Cboe) S&P 500 BuyWrite Index (BXMSM): An index designed to track the performance of a hypothetical buy-write strategy on the S&P 500®. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

∎

Chicago Board of Exchange (Cboe) Volatility Index® (VIX®): An index that is a key measure of market expectations of near-term volatility conveyed by S&P 500® option prices. Since its introduction in 1993, VIX has been considered by many to be the world’s premier barometer of investor sentiment and market volatility (www.cboe.com). Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

∎

Chicago Board of Exchange (Cboe) Dow Jones Industrial Average (DJIA) BuyWrite Index (BXDSM): A benchmark index that measures the performance of a theoretical portfolio that sells call options on the Dow Jones Industrial Average (the Dow), against a portfolio of the stocks included in the Dow. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

∎

Chicago Board of Exchange (Cboe) Nasdaq 100 BuyWrite Index (BXNSM): A benchmark index that measures the performance of a theoretical portfolio that owns a basket of the stocks included in the Nasdaq 100 Index, and “writes” (or sells) Nasdaq 100 Index covered call options each month. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

∎

DIAX Blended Benchmark: The DIAX Blended Benchmark is a blended return consisting of 1) 55% Chicago Board Options Exchange (Cboe) DJIA BuyWrite Index (BXD), which is designed to track the performance of a hypothetical buy-write strategy on the Dow Jones Industrial Average and 2) 45% Dow Jones Industrial Average (DJIA), which tracks the performance of 30 large cap companies. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

∎

Dow Jones Industrial Average (DJIA): An average that tracks the performance of 30 large cap companies. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎

Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see below) and the leverage effects of certain derivative investments in the fund’s portfolio that increase the fund’s investment exposure.

∎	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

∎

Nasdaq-100 Index: An index that includes 100 of the largest domestic and international nonfinancial securities listed on the Nasdaq Stock Market based on market capitalization. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

∎

QQQX Blended Benchmark: The QQQX Blended Benchmark is a blended return consisting of 1) 55% Chicago Board of Exchange (Cboe) Nasdaq 100 BuyWrite Index (BXNSM), which measures the performance of a theoretical portfolio that owns a basket of the stocks included in the Nasdaq 100 Index, and “writes” (or sells) Nasdaq 100 Index covered call options each month and 2) 45% Nasdaq-100 Index, which includes 100 of the largest domestic and international nonfinancial securities listed on the Nasdaq Stock Market based on market capitalization. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

∎

Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

∎

S&P 500®: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎

SPXX Blended Benchmark: The SPXX Blended Benchmark is a blended return consisting of 1) 55% Chicago Board Options Exchange (Cboe) S&P 500 BuyWrite Index (BXMSM), which is designed to track the performance of a hypothetical buy-write strategy on the S&P 500® and 2) 45% S&P 500®, an unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Reinvest Automatically, Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date, Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Annual Investment Management Agreement Approval Process

(Unaudited)

At a meeting held on May 21-23, 2019 (the “May Meeting”), the Board of Trustees (each, a “Board” and each Trustee, a “Board Member”) of each Fund, including the Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved, for its respective Fund, the renewal of the management agreement (each, an “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as investment adviser to such Fund and the sub-advisory agreement (each, a “Sub-Advisory Agreement”) with (a) in the case of Nuveen S&P 500 Buy-Write Income Fund (the “S&P Buy-Write Fund”), Gateway Investment Advisers, LLC (“Gateway”), pursuant to which Gateway serves as the sub-adviser to such Fund, and (b) in the case of Nuveen Dow 30SM Dynamic Overwrite Fund (the “Dow Fund”), Nuveen S&P 500 Dynamic Overwrite Fund (the “S&P Dynamic Fund”) and Nuveen Nasdaq 100 Dynamic Overwrite Fund (the “Nasdaq Fund”), Nuveen Asset Management, LLC (“NAM,” and Gateway and NAM each a “Sub-Adviser”), pursuant to which NAM serves as the sub-adviser to each such Fund. Following an initial two-year period, the Board, including the Independent Board Members, is required under the 1940 Act to review and approve each Investment Management Agreement and Sub-Advisory Agreement on behalf of the applicable Fund on an annual basis. The Investment Management Agreements and Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements” and the Adviser and each Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.”

In response to a request on behalf of the Independent Board Members by independent legal counsel, the Board received and reviewed prior to the May Meeting extensive materials specifically prepared for the annual review of Advisory Agreements by the Adviser as well as by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The materials provided in connection with the annual review covered a breadth of subject matter including, but not limited to, a description of the nature, extent and quality of services provided by the Fund Advisers; a review of each Sub-Adviser and investment team; an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a description of portfolio manager compensation; a review of the secondary market trading of shares of the Nuveen closed-end funds (including, among other things, an analysis of performance, distribution and valuation and capital raising trends in the broader closed-end fund market and in particular with respect to Nuveen closed-end funds; a review of the leverage management actions taken on behalf of the Nuveen closed-end funds and their resulting impact on performance; and a description of the distribution management process and any capital management activities); a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular fund(s) and/or the complex; a description of the profitability or financial data of Nuveen and the Sub-Advisers; and a description of indirect benefits received by the Fund Advisers as a result of their relationships with the Nuveen funds. The Board Members held an in-person meeting on April 17-18, 2019 (the “April Meeting”), in part, to review and discuss the performance of the Nuveen funds and the Adviser’s evaluation of the various sub-advisers to the Nuveen funds. The Independent Board Members asked questions and requested additional information that was provided for the May Meeting.

The information prepared specifically for the annual review of the Advisory Agreements supplemented the information provided to the Board and its committees throughout the year. The Board and its committees met regularly during the year and the information provided and topics discussed were relevant to the review of the Advisory Agreements. Some of these reports and other data included, among other things, materials that outlined the investment performance of the Nuveen funds; strategic plans of the Adviser which may impact the services it provides to the Nuveen funds; the review of the Nuveen funds and applicable investment teams; the management of leverage financing for closed-end funds; the secondary market trading of the closed-end funds and any actions to address discounts; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers; valuation of securities; fund expenses; and overall market and regulatory developments. The Board further continued its practice of seeking to meet periodically with the various sub-advisers to the Nuveen funds and their investment teams, when feasible. The Independent Board Members considered the review of the Advisory Agreements to be an ongoing process and employed the accumulated information, knowledge, and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Fund Advisers in their review of the Advisory Agreements.

Annual Investment Management Agreement Approval Process (continued)

(Unaudited)

The contractual arrangements are a result of multiple years of review, negotiation and information provided in connection with the boards’ annual review of the Nuveen funds’ advisory arrangements and oversight of the Nuveen funds.

The Independent Board Members were advised by independent legal counsel during the annual review process as well as throughout the year, including meeting in executive sessions with such counsel at which no representatives from the Adviser or a Sub-Adviser were present. In connection with their annual review, the Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.

In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor or information as determinative or controlling, but rather the decision reflected the comprehensive consideration of all the information provided, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors and information, but not all the factors, the Board considered in deciding to renew the Advisory Agreements and its conclusions.

A.	Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund with particular focus on the services and enhancements to such services provided during the last year. The Board recognized that the Adviser provides a comprehensive set of services necessary to operate the Nuveen funds in a highly regulated industry and noted that the scope of such services has expanded over the years as a result of regulatory, market and other developments, such as the development of the liquidity management program and expanded compliance programs. Some of the functions the Adviser is responsible for include, but are not limited to: product management (such as analyzing a fund’s position in the marketplace, setting dividends, preparing shareholder and intermediary communications and other due diligence support); investment oversight (such as analyzing fund performance, sub-advisers and investment teams and analyzing trade executions of portfolio transactions, soft dollar practices and securities lending activities); securities valuation services (such as executing the daily valuation process for portfolio securities and developing and recommending changes to valuation policies and procedures); risk management (such as overseeing operational and investment risks, including stress testing); fund administration (such as preparing fund tax returns and other tax compliance services, overseeing the Nuveen funds’ independent public accountants and other service providers; managing fund budgets and expenses; and helping to fulfill the funds’ regulatory filing requirements); oversight of shareholder services and transfer agency functions (such as oversight and liaison of transfer agent service providers which include registered shareholder customer service and transaction processing); Board relations services (such as organizing and administering Board and committee meetings, preparing various reports to the Board and committees and providing other support services); compliance and regulatory oversight services (such as developing and maintaining a compliance program to ensure compliance with applicable laws and regulations, monitoring compliance with applicable fund policies and procedures and adherence to investment restrictions, and evaluating the compliance programs of the Nuveen fund sub-advisers and certain other service providers); legal support and oversight of outside law firms (such as with respect to filing and updating registration statements; maintaining various regulatory registrations; and providing legal interpretations regarding fund activities, applicable regulations and implementation of policies and procedures); and leverage, capital and distribution management services. In reviewing the scope and quality of services, the Board recognized the continued efforts and resources the Adviser and its affiliates have employed to continue to enhance their services for the benefit of the complex as well as particular Nuveen funds over recent years. Such service enhancements have included, but are not limited to:

•

Fund Improvements and Product Management Initiatives – continuing to proactively manage the Nuveen fund complex as a whole and at the individual fund level with an aim to enhance the shareholder outcomes through, among other things, repositioning funds, merging funds, reviewing and updating investment policies and benchmarks, modifying the composition of certain portfolio management teams and analyzing various data to help devise such improvements;

•	Capital Initiatives – continuing to invest capital to support new funds with initial capital as well as to facilitate modifications to the strategies or structure of existing funds;

•

Compliance Program Initiatives – continuing efforts to enhance the compliance program through, among other things, internally integrating various portfolio management teams and aligning compliance support accordingly, completing a comprehensive review of existing policies and procedures and revising such policies and procedures as appropriate, enhancing compliance-related technologies and workflows, and optimizing compliance shared services across the organization and affiliates;

•

Risk Management and Valuation Services – continuing efforts to strengthen the risk management functions, including through, among other things, enhancing the interaction and reporting between the investment risk management team and various affiliates, increasing the efficiency of risk monitoring performed on the Nuveen funds through improved reporting, continuing to implement risk programs designed to provide a more disciplined and consistent approach to identifying and mitigating operational risks, continuing progress on implementing a liquidity program that complies with the new liquidity regulatory requirements and continuing to oversee the daily valuation process;

•

Additional Compliance Services – continuing investment of time and resources necessary to develop the compliance policies and procedures and other related tools necessary to meet the various new regulatory requirements affecting the Nuveen funds that have been adopted over recent years;

•

Government Relations – continuing efforts of various Nuveen teams and affiliates to advocate and communicate their positions with lawmakers and other regulatory bodies on issues that will impact the Nuveen funds;

•

Business Continuity, Disaster Recovery and Information Services – establishing an information security program to help identify and manage information security risks, periodically testing disaster recovery plans, maintaining and updating business continuity plans and providing reports to the Board, at least annually, addressing, among other things, management’s security risk assessment, cyber risk profile, incident tracking and other relevant information technology risk-related reports;

•

Expanded Dividend Management Services – continuing to expand the services necessary to manage the dividends among the varying types of Nuveen funds that have developed as the Nuveen complex has grown in size and scope; and

•	with respect specifically to closed-end funds, such initiatives also included:

•

Leverage Management Services – continuing to actively manage leverage including developing new leverage instruments, refinancing existing leverage and negotiating reductions in associated leverage expenses;

•

Capital Management Services – ongoing capital management efforts through a share repurchase program as well as a shelf offering program that raises additional equity capital in seeking to enhance shareholder value;

•	Data and Market Analytics – continuing focus on analyzing data and market analytics to better understand the ownership cycles and secondary market experience of closed-end funds; and

•

Closed-end Fund Investor Relations Program – maintaining the closed-end fund investor relations program which, among other things, raises awareness, provides educational materials and cultivates advocacy for closed-end funds and the Nuveen closed-end fund product line.

In addition to the services provided by the Adviser, the Board also considered the risks borne by the Adviser and its affiliates in managing the Nuveen funds, including entrepreneurial, operational, reputational, regulatory and litigation risks.

The Board further considered the division of responsibilities between the Adviser and the respective Sub-Adviser and recognized that the Sub-Advisers and their investment personnel generally are responsible for the management of the applicable Fund’s portfolio. The Board noted that the Adviser oversees the Sub-Advisers and considered an analysis of each Sub-Adviser provided by the Adviser which included, among other things, the Sub-Adviser’s assets under management and changes thereto, a summary of the investment team and changes thereto, the investment approach of the team and the

Annual Investment Management Agreement Approval Process (continued)

(Unaudited)

performance of the Nuveen fund(s) sub-advised by such Sub-Adviser over various periods. The Board further considered at the May Meeting or prior meetings evaluations of each Sub-Adviser’s compliance program and trade execution. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.

Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.

B.	The Investment Performance of the Funds and Fund Advisers

In evaluating the quality of the services provided by the Fund Advisers, the Board also received and considered the investment performance of the Nuveen funds they advise. In this regard, the Board reviewed Fund performance over the quarter, one-, three- and five-year periods ending December 31, 2018, as well as performance data for the first quarter of 2019 ending March 29, 2019. Unless otherwise indicated, the performance data referenced below reflects the periods ended December 31, 2018. The Board considered the Adviser’s analysis of each fund’s performance, with particular focus on funds that were considered performance outliers and the factors contributing to their performance. The Board also noted that it received performance data of the Nuveen funds during its quarterly meetings throughout the year and took into account the discussions that occurred at these Board meetings regarding fund performance. In this regard, in its evaluation of Nuveen fund performance at meetings throughout the year, the Board considered performance information for the funds for different time periods, both absolute and relative to appropriate benchmarks and peers, with particular attention to information indicating underperformance of the respective funds and discussed with the Adviser the reasons for such underperformance.

The Board reviewed both absolute and relative fund performance during the annual review. With respect to the latter, the Board considered fund performance in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). In considering performance data, the Board is aware of certain inherent limitations with such data, including that differences between the objective(s), strategies and other characteristics of the Nuveen funds compared to the respective Performance Peer Group and/or benchmark(s) (such as differences in the use of leverage) will necessarily contribute to differences in performance results and limit the value of the comparative information. To assist the Board in its review of the comparability of the relative performance, the Adviser has ranked the relevancy of the peer group to the funds as low, medium or high. Depending on the facts and circumstances, however, the Board may be satisfied with a fund’s performance notwithstanding that its performance may be below its benchmark or peer group for certain periods. In addition, the performance data may vary significantly depending on the end date selected, and shareholders may evaluate fund performance based on their own holding period which may differ from the performance periods reviewed by the Board leading to different results. Further, the Board considered a fund’s performance in light of the overall financial market conditions during the respective periods. As noted above, the Board reviewed, among other things, Nuveen fund performance over various periods ended December 31, 2018, and the Board was aware of the market decline in the fourth quarter of 2018 and considered performance from the first quarter of 2019 as well. The Board also noted that a shorter period of underperformance may significantly impact longer term performance.

In addition to the foregoing, the Board recognized the importance of secondary market trading to shareholders and considered the evaluation of premiums and discounts at which the shares of the Nuveen closed-end funds trade to be a continuing priority for the Board. The Board and/or its Closed-end Fund committee consider premium and discount data at each quarterly meeting throughout the year as well as during the annual review.

In their review of performance, the Independent Board Members focused, in particular, on the Adviser’s analysis of Nuveen funds determined to be underperforming performance outliers. The Board recognized that some periods of underperformance may only be temporary while other periods of underperformance may indicate a broader issue that may require a corrective action. Accordingly, with respect to any Nuveen funds for which the Board had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.

The Board’s determinations with respect to each Fund are summarized below.

For the S&P Buy-Write Fund, the Board noted that the Fund ranked in the second quartile of its Performance Peer Group for the one- and five-year periods and third quartile for the three-year period. Although the Fund’s performance was below the performance of its benchmark in the one-year period, the Fund outperformed its benchmark in the three- and five-year periods. The Board was satisfied with the Fund’s overall performance.

For the Dow Fund, the Board noted that the Fund performed in the second quartile of its Performance Peer Group for the one-year period and first quartile for the three- and five-year periods. Although the Fund’s performance was below the performance of its blended benchmark in the one-year period, it outperformed its blended benchmark in the three- and five-year periods. The Board was satisfied with the Fund’s overall performance.

For the S&P Dynamic Fund, the Board noted that although the Fund’s performance was below its blended benchmark in the one-, three- and five-year periods, the Fund ranked in the second quartile of its Performance Peer Group for these periods. The Board was satisfied with the Fund’s overall performance.

For the Nasdaq Fund, the Board noted that although the Fund’s performance was below the performance of its blended benchmark in the one-, three- and five-year periods, the Fund ranked in the second quartile of its Performance Peer Group for the one-year period and first quartile for the three- and five-year periods. The Board was satisfied with the Fund’s overall performance.

C.	Fees, Expenses and Profitability
1.	Fees and Expenses

In its annual review, the Board considered the fees paid to the Fund Advisers and the total operating expense ratio of each Nuveen fund. More specifically, the Independent Board Members reviewed, among other things, each fund’s gross and net management fee rates and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) established by Broadridge. The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and recognized that differences between the applicable fund and its respective Peer Universe as well as changes to the composition of the Peer Universe from year to year may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund.

In their review, the Independent Board Members considered, in particular, each fund with a net expense ratio (excluding investment-related costs of leverage) of six basis points or higher compared to that of its peer average (each, an “Expense Outlier Fund”), and an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. In addition, although the Board reviewed a fund’s total net expenses both including and excluding investment-related expenses (i.e., leverage costs) and taxes for certain of the closed-end funds, the Board recognized that leverage expenses will vary across the Nuveen funds and in comparison to peers because of differences in the forms and terms of leverage employed by the respective fund. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees (excluding leverage costs and leveraged assets) to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. The Independent Board Members also considered, in relevant part, a fund’s net management fee and net total expense ratio in light of its performance history.

In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules, as applicable. The Board noted that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by $51.5 million and fund-level breakpoints reduced fees by $55.1 million in 2018.

With respect to the Sub-Advisers, the Board considered the sub-advisory fee paid to each Sub-Adviser, including any breakpoint schedule, and as described below, comparative data of the fees the Sub-Adviser charges to other clients, if any.

Annual Investment Management Agreement Approval Process (continued)

(Unaudited)

The Independent Board Members noted that the Funds had net management fees and net expense ratios below their respective peer averages. Based on its review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2.	Comparisons with the Fees of Other Clients

In determining the appropriateness of fees, the Board also reviewed information regarding the fee rates the respective Fund Advisers charged to certain other types of clients and the type of services provided to these other clients. With respect to the Adviser and/or NAM, such other clients may include: retail and institutional managed accounts; sub-advised funds outside the Nuveen family; foreign investment companies offered by Nuveen; and collective investment trusts. The Board further noted that the Adviser also advised certain exchange-traded funds (“ETFs”) sponsored by Nuveen.

The Board recognized that NAM was an affiliated sub-adviser and reviewed, among other things, the range of fees assessed for managed accounts and foreign investment companies offered by Nuveen. The Board also reviewed the fee range and average fee rate of certain selected investment strategies offered in retail and institutional managed accounts by NAM and of the non-Nuveen investment companies sub-advised by affiliated sub-advisers.

In addition to the comparative fee data, the Board also reviewed, among other things, a description of the different levels of services provided to certain other clients compared to the services provided to the Nuveen funds as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. The Board noted, among other things, the wide range of services in addition to investment management services provided to the Nuveen funds when the Adviser is principally responsible for all aspects of operating the funds, including the increased regulatory requirements that must be met in managing the funds, the larger account sizes of managed accounts and the increased entrepreneurial, legal and regulatory risks that the Adviser incurs in sponsoring and managing the funds. Further, with respect to ETFs, the Board considered that Nuveen ETFs are passively managed compared to the active management of other Nuveen funds which contributed to the differences in fee levels between the Nuveen ETFs and other Nuveen funds. In general, higher fee levels reflect higher levels of service provided by the Adviser, increased investment management complexity, greater product management requirements, and higher levels of business risk or some combination of these factors. The Board further considered that each Sub-Adviser’s fee is essentially for portfolio management services and therefore, with respect to NAM, more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial, legal and regulatory risks incurred in sponsoring and advising a registered investment company.

The Board recognized that Gateway was an unaffiliated sub-adviser. With respect to Gateway, the Independent Board Members reviewed the average fee rates that such Sub-Adviser charges for other clients. The Independent Board Members noted that the Sub-Advisory Agreement with Gateway, including the fees thereunder, was the result of arm’s length negotiations and Gateway’s fees were reasonable in relation to the fees it assessed other clients.

3.	Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members considered information regarding Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2018 and 2017. The Board reviewed, among other things, Nuveen’s net margins (pre-tax) (both including and excluding distribution expenses); gross and net revenue margins (pre- and post-tax); revenues, expenses, and net income (pre-tax and after-tax and before distribution) of Nuveen for fund advisory services; and comparative profitability data comparing the adjusted margins of Nuveen compared to the adjusted margins of certain peers with publicly available data and with the most comparable assets under management (based on asset size and asset composition) for each of the last two calendar years. The Board also reviewed the revenues and expenses the Adviser derived from its exchange-traded fund product line that was launched in 2016. The Independent Board Members noted that Nuveen’s net margins were higher in 2018 than the previous year and considered the key drivers behind the revenue and expense changes that impacted Nuveen’s net margins between the years. The Board considered the costs of investments in the Nuveen business, including the investment of seed capital in certain Nuveen funds and additional investments in infrastructure and technology. The Independent Board Members also noted that Nuveen’s adjusted margins from its relationships with the Nuveen funds were on the low range compared to the adjusted margins of the peers; however, the Independent Board Members recognized the inherent limitations of the comparative data of other publicly traded peers given that the calculation of profitability is rather subjective and numerous factors (such as types of funds, business mix, cost of capital, methodology to allocate expenses and other factors) can have a significant impact on the results.

The Independent Board Members also reviewed a description of the expense allocation methodology employed to develop the financial information and a summary of the history of changes to the methodology over the ten-year period from 2008 to 2018, and recognized that other reasonable allocation methodologies could be employed and lead to significantly different results. The Board noted that two Independent Board Members, along with independent counsel, serve as the Board’s liaisons to review profitability and discuss any proposed changes to the methodology prior to the full Board’s review.

Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). As such, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2018 and 2017 calendar years to consider the financial strength of TIAA having recognized the importance of having an adviser with significant resources.

In addition to Nuveen, the Independent Board Members also considered the profitability of the Sub-Advisers from their relationships with the Nuveen funds. With respect to NAM, the Independent Board Members reviewed such Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2018. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for NAM for the calendar year ending December 31, 2018 and the pre- and post-tax revenue margin from 2018 and 2017. With respect to Gateway, the Independent Board Members considered a profitability and margin analysis for such Sub-Adviser, including revenues, expenses and operating margins for the calendar years 2018 and 2017.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.

Based on a consideration of all the information provided, the Board noted that Nuveen’s and each Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members noted that although economies of scale are difficult to measure, the Adviser shares the benefits of economies of scale in various ways including breakpoints in the management fee schedule (subject to limited exceptions), fee waivers and/or expense limitations, the pricing of Nuveen funds at scale at inception and investments in its business which can enhance the services provided to the funds for the fees paid. With respect to breakpoint schedules, because the Board had previously recognized that economies of scale may occur not only when the assets of a particular Nuveen fund grow but also when the assets in the complex grow, the Nuveen funds generally pay the Adviser a management fee comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. In general terms, the breakpoint schedule at the fund level reduces fees as assets in the particular fund pass certain thresholds and the breakpoint schedule at the complex level reduces fees on the Nuveen funds as the eligible assets in the complex pass certain thresholds. The Independent Board Members reviewed, among other things, the fund-level and complex-level fee schedules. In addition, with respect to the Nuveen closed-end funds, the Independent Board Members noted that, although such funds may from time-to-time make additional share offerings, the growth of their assets would occur primarily through the appreciation of such funds’ investment portfolios.

In addition, the Independent Board Members recognized the Adviser’s continued reinvestment in its business through, among other things, investments in its business infrastructure and information technology, portfolio accounting system as

Annual Investment Management Agreement Approval Process (continued)

(Unaudited)

well as other systems and platforms that will, among other things, support growth, simplify and enhance information sharing, and enhance the investment process to the benefit of all of the Nuveen funds.

Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders.

E.	Indirect Benefits

The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Board considered that an affiliate of the Adviser serves as co-manager in the initial public offerings of new closed-end funds for which it may receive revenue and serves as an underwriter on shelf offerings of existing closed-end funds for which it receives compensation. In addition, the Independent Board Members also noted that NAM engages in soft dollar transactions pursuant to which it may receive the benefit of research products and other services provided by broker-dealers executing portfolio transactions on behalf of the applicable Nuveen funds. The Board, however, noted that the benefits for such Sub-Adviser when transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions. Further, the Board noted that although NAM may benefit from the receipt of research and other services that it may otherwise have to pay for out of its own resources, the research may also benefit the Nuveen funds to the extent it enhances the ability of such Sub-Adviser to manage such funds or is acquired through the commissions paid on portfolio transactions of other clients. The Board noted that, with regard to the S&P Buy-Write Fund, Gateway does not participate in soft dollar arrangements with respect to Fund portfolio transactions.

Based on their review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F.	Other Considerations

The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Notes

Notes

Notes

Nuveen:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully.

Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/closed-end-funds

Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com	ESA-D-0619D 915389-INV-B-08/20

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(a)(4) Change in the registrant’s independent public accountant. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2 (b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen S&P 500 Buy-Write Income Fund

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Vice President and Secretary

Date: September 5, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Cedric H. Antosiewicz
Cedric H. Antosiewicz
Chief Administrative Officer
(principal executive officer)

Date: September 5, 2019

By (Signature and Title)	/s/ E. Scott Wickerham
E. Scott Wickerham
Vice President and Controller
(principal financial officer)

Date: September 5, 2019